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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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/ /	Soliciting Material Pursuant to §240.14a-12
Corning Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2003
Annual Meeting of Shareholders
and Proxy Statement

Notice of 2003
Annual Meeting of Shareholders
and Proxy Statement

Please Note the Accompanying
Proxy Statement and Proxy Card

It is important that your shares be represented and voted at the meeting regardless of the number you may hold. If you cannot attend the meeting in person, we ask that you sign, date and return the enclosed proxy card in favor of the proxy committee designated by the Board of Directors.

Instead of submitting your proxy card by mail, you may vote electronically via the Internet or by telephone. Shareholders of record may vote telephonically (from the United States or Canada only) by calling 1(866) 516-0979 or over the Internet at www.computershare.com/us/proxy.

The Internet and telephone arrangements are described in greater detail at the bottom of Corning's proxy card.

Please note that there are separate Internet and telephone voting arrangements for shareholders who hold their shares through a bank, broker or another. If you hold your shares through another, you should check the proxy card or other information provided by the bank, broker or other holder to determine the voting options available.

Notice of Annual Meeting

To Shareholders of Corning Incorporated:

You are cordially invited to attend the Annual Meeting of Corning Incorporated which will be held in the Corning Glass Center, Corning, New York, on Thursday, April 24, 2003 at 11:00 o'clock A.M. The principal business of the meeting will be:

(a)
To elect five Directors for three-year terms;

(b)
To elect one Director for a one-year term;

(c)
To approve the adoption of the 2003 Variable Compensation Plan;

(d)
To approve the adoption of the 2003 Equity Plan for Non-Employee Directors;

(e)
To approve the amendment of the 2000 Employee Equity Participation Program; and

(f)
To transact such other business as may properly come before the meeting.

Denise A. Hauselt
Secretary and Assistant General Counsel

Corning Incorporated
One Riverfront Plaza
Corning, New York 14831
March 3, 2003

Proxy Statement

    Annual Meeting of Shareholders, April 24, 2003.    The enclosed proxy is solicited by the Board of Directors of Corning Incorporated, Corning, New York 14831. Corning started mailing this Notice of Annual Meeting and Proxy Statement and the enclosed proxy to holders of its Common Stock on or about March 12, 2003. This Notice of Annual Meeting and Proxy Statement, the proxy and the 2002 Annual Report are also available on Corning's Internet site at http://www.corning.com/investorrelations/secdocuments.asp.

    If you were listed as a holder of Common Stock on Corning's books at the close of business on March 3, 2003, you are entitled to vote at the meeting. On February 5, 2003, Corning had outstanding 1,198,688,205 shares of Common Stock, each entitled to one vote.

Voting by Proxy

    If you properly fill in and sign your proxy card and mail it in the enclosed, prepaid and addressed envelope, or if you submit your proxy instructions by telephone or over the Internet, your "proxy" (the individuals serving on the proxy committee named on your proxy card) will vote your shares as you have directed. If you do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•
FOR the election of the director nominees.

•
FOR the adoption of the 2003 Variable Compensation Plan.

•
FOR the adoption of the 2003 Equity Plan for Non-Employee Directors.

•
FOR the amendment of the 2000 Employee Equity Participation Program.

•
If any other matter is properly presented at the Annual Meeting, your proxy will vote on that matter in his discretion. If anyone nominated to serve as a director is not able to accept nomination or election, your proxy may vote for the election of other persons recommended by the Board of Directors to serve as directors.

    If you wish to revoke a proxy you have given, you may furnish written notice to Corning's Secretary, by mail before the meeting or by delivery at the meeting before the vote is taken, or you may mail or deliver to the Secretary a later-dated proxy (by mail, or Internet or telephone vote) at any time before the vote. Each valid and timely proxy not revoked will be voted at the meeting in accordance with your written or electronic instructions.

Voting Procedures

    The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally for the election of directors is necessary to constitute a quorum at the annual meeting. Abstentions and broker "non-votes" are counted as present for purposes of determining a quorum. A broker "non-vote" occurs when one holding shares for a beneficial owner does not vote on a particular proposal because the holder does not have discretionary voting power to vote with respect to that item and has not received instructions from the beneficial owner.

    A plurality of the votes cast at a meeting is required for the election of a director. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to approve the 2003 Variable Compensation Plan, the 2003 Equity Plan for Non-Employee Directors and the amendment of the 2000 Employee Equity Participation Program. Abstentions and broker "non-votes" are not counted for purposes of the election of a director, approval of the 2003 Variable Compensation Plan, approval of the 2003 Equity Plan for Non-Employee Directors or approval of the amendment of the 2000 Employee Equity Participation Program.

Nominees for Election as Directors

    Corning's Board of Directors is divided into three classes. Each of the nominees for the office of director is a member of the present Board of Directors. Messrs. Houghton, O'Connor and Ms. Rieman were elected by Corning's security holders on April 27, 2000, Messrs. Flaws and Volanakis were elected by Corning's Board of Directors on December 6, 2000 and were elected by Corning's security holders on June 21, 2001 and Dr. Jeremy R. Knowles was elected by Corning's Board of Directors to fill a vacancy on July 19, 2002. The terms of Messrs. Flaws, Houghton, Knowles, O'Connor, Volanakis and Ms. Rieman expire this year. John W. Loose, former Chief Executive Officer of Corning, resigned from the Board effective April 12, 2002. In addition, Ms. Rein resigned from the Board and was appointed a Director Emerita effective February 5, 2003. No nominee now owns beneficially any of the securities (other than directors' qualifying shares) of any of Corning's subsidiary companies. We have included below certain information about the nominees for election as directors and the directors who will continue in office after the Annual Meeting.

Nominees for Election for Terms Expiring in 2006

James B. Flaws*
Vice Chairman and Chief Financial Officer
Corning Incorporated
Mr. Flaws joined Corning in 1973 and served in a variety of controller and business management positions. He was named assistant treasurer in 1993, vice president and controller in 1997, vice president of finance and treasurer later in 1997, senior vice president and chief financial officer in December 1997, executive vice president and chief financial officer in 1999 and to his present position in 2002. Mr. Flaws is a director of Dow Corning Corporation. Director since 2000. Age 54.

James R. Houghton*
Chairman and Chief Executive Officer
Corning Incorporated
Mr. Houghton joined Corning in 1962. He was elected a vice president of Corning and general manager of the Consumer Products Division in 1968, vice chairman in 1971, chairman of the executive committee and chief strategic officer in 1980 and chairman and chief executive officer in April 1983, retiring in April 1996. Mr. Houghton was the non-executive Chairman of the Board of Corning from June 2001 to April 2002. Mr. Houghton came out of retirement in April 2002 when he was elected to his present position. Mr. Houghton is a director of Metropolitan Life Insurance Company and Exxon Mobil Corporation. He is a trustee of the Metropolitan Museum of Art, the Pierpont Morgan Library and the Corning Museum of Glass and a member of the Harvard Corporation. Director since 1969. Age 67.

James J. O'Connor ‡
Retired Chairman of the Board and
Chief Executive Officer
Unicom Corporation
Mr. O'Connor joined Commonwealth Edison Company in 1963. He became president in 1977, a director in 1978 and chairman and chief executive officer in 1980. In 1994 he was also named chairman and chief executive officer of Unicom Corporation, which then became the parent company of Commonwealth Edison Company, retiring in 1998. Mr. O'Connor is a director of Tribune Company, Smurfit-Stone Container Corporation, UAL Corporation and United Airlines. Director since 1984. Age 65.

Deborah D. Rieman ‡
Retired President and Chief Executive Officer
Check Point Software Technologies, Incorporated
Dr. Rieman has more than twenty-five years of experience in the software industry. She currently manages a private investment fund. From 1995 to 1999, she served as president and chief executive officer of Check Point Software Technologies, Incorporated. Dr. Rieman is a director of Altera Corporation, Counterpane Internet Security, Inc., Keynote Systems Switch and Data Facilities, Corp. and Tumbleweed Communications, Inc. Director since 1999. Age 53.

Peter F. Volanakis*
President
Corning Technologies
Corning Incorporated
Mr. Volanakis joined Corning in 1982 and was named managing director, Corning GmbH in 1992, executive vice president of CCS Holding, Inc., formerly known as Siecor Corporation, in 1995, senior vice president of advanced display products in 1997, executive vice president of Display Technologies and Life Sciences in 1999 and to his present position in 2001. Mr. Volanakis is a director of Dow Corning Corporation. Director since 2000. Age 47.

Nominee For Election For Term Expiring in 2004

Dr. Jeremy R. Knowles ‡
Amory Houghton Professor of Chemistry
And Biochemistry Harvard University
Dr. Jeremy R. Knowles, is a current faculty member of Harvard University. Dr. Knowles, a distinguished chemist, joined the Harvard faculty from Oxford University in 1974. He became the Amory Houghton Professor of Chemistry and Biochemistry in 1979 and was appointed dean of the Faculty of Arts and Sciences in 1991. He stepped down as dean in 2002. Dr. Knowles is a Fellow of the Royal Society, the American Academy of Arts and Sciences, and the American Philosophical Society, and a Foreign Associate of the National Academy of Sciences. He also serves as a trustee of the Howard Hughes Medical Institute. Director since 2002. Age 67.

Directors Whose Terms Will Expire in 2005

John Seely Brown ‡
Retired Chief Scientist
Xerox Corporation
Dr. Brown has served Xerox Corporation since 1978 in various scientific research positions, in 1986 being elected vice president in charge of advanced research and being director of the Palo Alto Research Center from 1990 to 2000. Dr. Brown was named chief scientist of Xerox in 1992, retiring in 2002. Dr. Brown is a director of Polycom, Inc. and Varian Medical Inc. Director since 1996. Age 62.

Gordon Gund ‡
Chairman and Chief Executive Officer
Gund Investment Corporation
Mr. Gund is, and since his election as a director of Corning has been, the principal owner of the Cleveland Cavaliers National Basketball Association team and a member of the Board of Governors of the National Basketball Association. He is a director of the Kellogg Company. Director since 1990. Age 63.

John M. Hennessy ‡
Senior Advisor
Credit Suisse First Boston
Mr. Hennessy became managing director of First Boston Corporation in 1974 after serving as Assistant Secretary of the U.S. Treasury (Presidential appointment). In 1989 he was elected chairman of the executive board and group chief executive officer of Credit Suisse First Boston. Mr. Hennessy retired from active employment from Credit Suisse First Boston but retains the role of Senior Advisor to the firm. He is on seven non-profit boards of directors, including the Twin Towers Fund established after September 11, 2001. Director since 1989. Age 66.

H. Onno Ruding ‡
Vice Chairman
Citicorp and Citibank, N.A.
Dr. Ruding has served private firms and the public (serving as Minister of Finance of The Netherlands from 1982-1989) in various financial positions, serving as a director of Citicorp and Citibank, N.A. from 1990 and 1998, respectively, to the present and vice chairman of Citicorp and Citibank, N.A. from 1992 to the present. Dr. Ruding is also a director of Pechiney and RTL Group, a member of the international advisory committees of Robeco, the Federation of Korean Industries and the Federal Reserve Bank of New York, the Committee for European Monetary Union, the Pontifical Council Justice and Peace, the European Advisory Board of the American-European Community Association, and a member of the Boards of the Netherlands-American Chamber of Commerce, the International Tax and Investment Center, the International Bureau of Fiscal Documentation, the European Institute and the Trilateral Commission. Dr. Ruding is the president of the Center for European Policy Studies and UNIAPAC and Chairman of the Advisory Council of the Amsterdam Institute of Finance. Director since 1995. Age 63.

Directors Whose Terms Will Expire in 2004

William D. Smithburg ‡
Retired Chairman, President and
Chief Executive Officer
The Quaker Oats Company
Mr. Smithburg joined Quaker Oats in 1966, being elected president in 1979, chief executive officer in 1981 and chairman in 1983. He also served as president from November 1990 to January 1993 and from November 1995 to November 1997 when he retired. Mr. Smithburg is a director of Abbott Laboratories and Northern Trust Corporation. Director since 1987. Age 64.

Hansel E. Tookes II ‡
Retired Chairman and Chief Executive Officer
Raytheon Aircraft Company
Mr. Tookes retired from Raytheon Company in December 2002. Since joining Raytheon in 1999 he has served as president Raytheon International, chairman and chief executive officer of Raytheon Aircraft and executive vice president of Raytheon Company. From 1980 to 1999 Mr. Tookes served United Technologies Corporation as president Pratt and Whitney's Large Military Engines Group and in a variety of other leadership positions. He is a director of Ryder Systems Inc. and a member of the National Academies Aeronautics and Space Engineering Board. Director since 2001. Age 55.

Wendell P. Weeks*
President and Chief Operating Officer
Corning Incorporated
Mr. Weeks joined Corning in 1983 and was named a vice president and deputy general manager of the Opto-Electronics Components Business in 1995, vice president and general manager — Telecommunications Products in 1996, senior vice president in 1997, senior vice president of Opto-Electronics in 1998, executive vice president of Optical Communications in 1999, president, Corning Optical Technologies in 2001 and to his present position in 2002. Director since 2000. Age 43.

    *Member of the Executive Committee

    ‡ Alternate member of the Executive Committee

    The Board of Directors has determined that Messrs. Brown, Gund, Hennessy, O'Connor, Smithburg and Tookes and Ms. Rieman are "independent" within the meaning of the rules of the New York Stock Exchange, based on its application of the standards proposed by the Nominating and Corporate Governance Committee and adopted by the Board of Directors. Each member of the Board's Audit, Compensation and Nominating and Corporate Governance Committees is independent within the meaning of those rules and standards.

Security Ownership of Certain Beneficial Owners

    Paragraphs (a) and (b) below set forth information about the beneficial ownership of Corning's Common Stock as of December 31, 2002. Unless otherwise indicated, the persons named have sole voting and investment power with respect to the shares listed.

  (a)
  To the knowledge of management, the following owned more than 5% of Corning's outstanding shares of Common Stock:

Name and Address of Beneficial Owner	Shares Owned and Nature Of Beneficial Ownership		Percent of Class

AXA Financial, Inc. 2090 Avenue of the Americas New York, NY 10104	145,008,792	(1)	12.10%
Dodge & Cox One Sansome Street, 35th Floor San Francisco, CA 94104	124,776,042	(2)	10.41%

(1)
144,732,852 of these shares are owned by Alliance Capital Management L.P. and 275,940 of these shares are owned by Equitable Life Assurance Society of the United States, which are subsidiaries of AXA Financial, Inc. Alliance Capital Management L.P. has sole investment power with respect to 144,782,852 of such shares, sole voting power with respect to 77,193,370 of such shares and shared voting power with respect to 26,128,012 of such shares. Equitable Life Assurance Society of the United States has sole investment power with respect to 275,940 of such shares and sole voting power with respect to 269,440 of such shares.

(2)
Dodge & Cox has sole investment power with respect to 124,776,042 of such shares, sole voting power with respect to 115,254,894 of such shares and shared voting power with respect to 2,467,500 of such shares.

(b)
The number of shares of Corning Common Stock owned by the directors and nominees for directors, by the chief executive officer, the former chief executive officer and the four other most highly compensated executive officers (the "named executive officers") and by all directors and executive officers as a group, as of December 31, 2002, is as follows:

Name	Shares Owned and Nature of Beneficial Ownership(1)(2)(3)		Percent of Class(7)

Directors
John S. Brown	80,197	(4)	—

Gordon Gund	3,059,910	(4)	—

John M. Hennessy	221,013	(4)	—

Jeremy R. Knowles	2,500		—

James J. O'Connor	80,885	(4)	—

Catherine A. Rein	57,307	(4)	—

Deborah D. Rieman	39,000		—

H. Onno Ruding	50,890	(4)	—

William D. Smithburg	84,197	(4)	—

Hansel E. Tookes II	33,550	(4)	—

Named Executive Officers
(*also serve as directors)
James R. Houghton*	1,497,574	(5)	—

John W. Loose	3,760,750		—

James B. Flaws*	1,444,736		—

Dr. Joseph A. Miller	175,852		—

Peter F. Volanakis*	1,590,733		—

Wendell P. Weeks*	3,115,280		—

All Directors and Executive Officers as a Group	21,534,215	(6)	1.80%

(1) Includes shares of Common Stock, subject to forfeiture and restrictions on transfer, granted under Corning's Incentive Stock Plans as well as options to purchase shares of Common Stock exercisable within 60 days under Corning's Stock Option Plans. Messrs. Brown, Gund, Hennessy, Knowles, O'Connor, Ruding, Smithburg, Tookes, Houghton, Flaws, Loose, Miller, Volanakis and Weeks and Ms. Rein and Rieman have the right to purchase 19,910; 19,910; 19,910; 0; 20,370; 17,800; 19,910; 16,300; 428,951; 1,262,010; 3,168,444; 159,165; 1,284,553; 2,745,486; 17,800 and 17,800 shares, respectively, pursuant to such options. All directors and executive officers as a group hold options to purchase 13,743,369 such shares.

(2) Includes shares of Common Stock, subject to forfeiture and restrictions on transfer, issued under Corning's Restricted Stock Plans for Non-Employee Directors.

(3) Includes shares of Common Stock held by J. P. Morgan Chase & Co. as the trustee of Corning's Investment Plans for the benefit of the members of the group, who may instruct the trustee as to the voting of such shares. If no instructions are received, the trustee votes the shares in the same proportion as it votes the shares for which instructions were received. The power to dispose of shares of Common Stock is also restricted by the provisions of the Plans. The trustee holds for the benefit of Messrs. Houghton, Flaws, Loose, Miller, Volanakis and Weeks, and all directors and executive officers as a group the equivalent of 261; 22,020; 0; 1,578; 10,064; 8,529 and 168,973 shares of Common Stock, respectively. It also holds for the benefit of all employees who participate in the Plans the equivalent of 42,515,668 shares of Common Stock (being 3.55% of the Class).

(4) In addition, Messrs. Brown, Gund, Hennessy, O'Connor, Ruding, Smithburg and Tookes and Ms. Rein have credited to their accounts the equivalent of 27,756; 56,586; 62,746; 52,450; 16,634; 80,341; 20,770 and 31,253 shares, respectively, of Common Stock in phantom form under Corning's Deferred Compensation Plan for Directors. Deferred fees will be paid solely in cash at or following termination of service as a director.

(5) Includes 496,891 shares held in trusts by Market Street Trust Company as a co-trustee for the benefit of Mr. Houghton, as income beneficiary. Does not include 7,878,975 shares held in trusts by Market Street Trust Company, as to which Mr. Houghton disclaims beneficial ownership. Market Street Trust Company is a limited purpose trust company controlled by the Houghton family, the directors of which include James R. Houghton and other Houghton family members.

(6) Does not include 724,646 shares owned by the spouses and minor children of certain executive officers and directors as to which such officers and directors disclaim beneficial ownership.

(7) Unless otherwise indicated, does not exceed 1% of the Class of Common Stock.

Report of the Compensation
Committee of the Board of Directors on Executive Compensation

    The Compensation Committee of the Board of Directors, composed entirely of non-employee directors, is responsible to the Board of Directors, and indirectly to our shareholders, for executive compensation at Corning. The Compensation Committee operates under a written charter adopted by the Board of Directors in February 2003. A copy of this charter is attached to this proxy statement as Appendix A and can be viewed on our website at www.corning.com/inside_corning/corporate_governance/board_committees/. The Compensation Committee reviews and recommends executive compensation levels, cash and equity incentives for executive officers and reports such recommendations to the Board for its consideration and action. The following is the Compensation Committee's report for 2002.

Compensation Philosophy

    The Committee believes that executive compensation should be based on objective measures of performance at the individual, corporate and applicable business unit level, should be driven primarily by the long-term interests of Corning and its shareholders and should be directly linked to corporate performance.

    The Committee further believes that motivational and competitive compensation offerings (within the many businesses that Corning operates) are a critical element of Corning's success in attracting, developing and retaining its key executive, managerial and technical talent.

Compensation Strategy

    The Committee's basic strategic compensation principles are as follows:

•
Compensation Should Relate to Performance—Executive compensation will reward performance and contribution to shareholder value and be competitive with pay for positions of similar responsibility at other companies of comparable complexity and size, or comparable companies within the various industries in which Corning competes.

•
Incentive Compensation Should Be a Greater Part of Total Compensation For More Senior Positions—As employees assume greater responsibilities and have the opportunity to create more shareholder value, an increasing share of their total compensation package will be derived from variable incentive compensation (both of a long and short-term nature) generated by achievement of objectives producing long-term improvement in corporate performance.

•
Employee Interests Should Be Aligned with Shareholders—Stock option grants will be used to align the long-term interests of employees with those of shareholders.

•
Corning Employees Should Own Stock—Stock ownership fosters commitment to long-term shareholder value. Employees are encouraged to become shareholders through the design of Corning's financial-based employee benefit programs, long-term equity plans and in communications which stress the importance of ownership to long-term value creation.

    The executive compensation program consists of three elements: base salary; annual cash incentives; and long-term incentives, which could include cash, restricted stock and stock options. Our goal is to provide above-market compensation opportunities tied to achievement of high standards and above-market goals for growth and performance.

    The Committee tests annually each element of the compensation program and total compensation opportunities against market surveys provided by several independent compensation consultants. These surveys currently include companies engaged in a variety of manufacturing and service industries that are competitive with the various businesses that Corning operates. These companies are different from the companies that comprise the indices shown on the stock performance graph of this proxy because Corning competes with a wide spectrum of companies across many businesses for key talent.

The Year in Review

    The year 2002 was a disappointing year as Corning faced a second year of downturns in all of its telecommunications businesses. The widespread downturn in the telecommunications industry and the resulting restructuring activity severely impacted the financial performance of Corning in 2002. As a result, all of Corning's compensation programs reflect this very weak performance in 2002.

Compensation Program

    The annual cash compensation of the named executive officers is shown in the "Salary" and "Bonus" columns of the Summary Compensation Table on page 15. In general, the Committee's recommendations to adjust salary levels and bonus targets is based on an individual's responsibilities, overall corporate performance, external comparative compensation information and performance against established financial goals, such as return on equity, net income and earnings per share. Annual variable incentives are paid in cash through the Variable Compensation Plan through which the Committee sets minimum target and maximum awards based on position level. Awards are earned based on achievement of annual predetermined net earnings goals set by the Committee.

    In 2002, actual performance under Corning's annual variable compensation programs did not meet the minimum financial goals established by the Committee. As a result, no bonuses were earned by Messrs. Houghton, Flaws, Loose, Miller, Volanakis and Weeks for 2002. This is the second consecutive year in which no performance-based bonuses were earned by the named executive officers.

    Corning's long-term incentive plans utilize grants of stock options as the primary vehicle for incenting and rewarding long-term performance. The weighted average exercise price of stock options granted to all employees in 2002 was $5.67 (compared to $21.67 in 2001 and $65.69 in 2000).

Compensation Deductibility

    As a matter of practice, the Committee intends to set performance-based goals annually under the Variable Compensation Plans and to deduct compensation paid under these Plans and gains realized from stock options to the extent consistent with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended. However, if complying with Section 162(m) conflicts with what the Committee believes to be in the best interests of Corning and its shareholders, we may conclude that paying non-deductible compensation is more consistent with the shareholder's best interests.

CEO Compensation Actions—2002

    John W. Loose retired as Chief Executive Officer of Corning effective April 12, 2002, as a Director effective April 25, 2002 and from Corning effective May 1, 2002. James R. Houghton, the non-executive Chairman of the Board of Directors, was named Chairman and Chief Executive Officer effective May 1, 2002.

    Base Salary    Mr. Houghton's annual base salary for 2002 was established at $950,000 per annum when he was named Chairman and Chief Executive Officer. His prorated base salary of $633,333 (calculated for eight months of the year commencing May 1, 2002) is indicated in the "Salary" column of the

"Summary Compensation Table" on page 15.

    Mr. Loose's annual base salary for 2002 remained unchanged at $850,000 per annum. His prorated base salary of $283,333 (calculated for four months of the year) is indicated in the "Salary" column of the "Summary Compensation Table" on page 15.

    Annual Incentives:    Mr. Houghton's bonus for 2002 was composed of two parts. First, Mr. Houghton received 0% of his prorated 2002 base salary under the Variable Compensation Plan. This was a result of Corning's failure to achieve the minimum earnings per share equivalent of the target opportunity the Committee established in February 2002. Second, Mr. Houghton did not receive an award under Corning's GoalSharing Plan, a variable compensation plan available to almost all employees, as the minimum targets established for this plan were not achieved.

    Mr. Loose's bonus for 2002 was also composed of two parts. However, since Corning's performance for the full year did not meet the goals established by the Committee, Mr. Loose did not receive any bonus under either the Variable Compensation Plan or the Goalsharing Plan.

    Long-Term Incentives:    Mr. Houghton received a stock option grant of 1,200,000 stock options on May 1, 2002 (as a result of being named Chairman and Chief Executive Officer of Corning). In December 2002, the Committee approved long-term incentives for all executives for 2003, including the named executive officers. At that time stock option awards totaling 1,350,000 were approved for Mr. Houghton; options awarded were delivered in three (3) equal installments:

  •
  450,000 of these stock options were awarded on December 4, 2002 at an exercise price of $4.06 per share,
  •
  450,000 of these stock options were awarded on January 3, 2003 at an exercise price of $3.80 per share, and
  •
  450,000 of these stock options were awarded on February 3, 2003 at an exercise price of $4.15 per share.

    In February 2002, Mr. Loose received the second installment of 550,000 stock options that was originally approved in December 2001. These stock options were awarded on February 1, 2002 and were granted at an exercise price of $7.74. In addition, Mr. Loose received an additional award of 159,375 stock options on February 1, 2002, also at an exercise price of $7.74.

    All of the stock option grants actually made during the calendar year 2002 are more fully described in the "Option/SAR Grants in the Last Fiscal Year" table on page 17.

    Other Special Compensation:    Commencing January 1, 2002, Mr. Houghton received an enhanced taxable pension benefit of $150,000 per year (based on a 100% Joint & Survivor annuity option) in recognition of his role as non-executive Chairman of Corning. This enhanced pension benefit was provided to Mr. Houghton in lieu of any other compensation for that role. The amount being delivered to Mr. Houghton through Corning's qualified and nonqualified pension plans (including the special nonqualified pension amount referenced directly above) was suspended when Mr. Houghton rejoined Corning as an active employee on May 1, 2002. Distributions from the plans will commence again when

Mr. Houghton eventually retires from Corning.

Other Significant Actions in 2002

    Mr. Loose, former Chief Executive Officer, and Corning executed a settlement agreement effective as of April 12, 2002. The settlement agreement provides Mr. Loose with the following benefits:

1.
A one-time taxable cash payment of $5,902,500. This amount is included in the "All Other Compensation" column of the "Summary Compensation Table" on page 15.
2.
An enhanced total pension benefit of $925,000 per year (based on a single life annuity) from both Corning's qualified and nonqualified pension plans. Mr. Loose elected alternative forms of payment (i.e. Joint & Survivor annuity option with his spouse and a partial lump-sum distribution) on the pension amounts that are actuarially equivalent to the total benefit noted above.
3.
Corning acquired Mr. Loose's principal residence on January 2, 2003 at its appraised value.
4.
A supplemental taxable cash payment of $4,540,063 was made to Mr. Loose in early January 2003. This supplemental cash payment is contained in footnote 6 of the "Summary Compensation Table" on page 15.

Conclusion

    The Committee believes that the quality of executive leadership significantly affects long-term performance and that it is in the best interest of the shareholders to compensate fairly executive leadership for achievements that meet or exceed the high standards set by the Committee, so long as there is corresponding financial risk to the leadership when performance falls short of the goals.

    While the Committee established high performance targets for the year 2002, 2002 was clearly a very disappointing year for Corning, its employees and its shareholders. Actual performance in 2002 fell short of the goals set by the Committee, resulting in zero cash bonuses and significant year-over-year reductions in equity grants made to Corning's named executive officers.

The Compensation Committee:

James J. O'Connor, Chairman

John Seely Brown

Gordon Gund

William D. Smithburg

Performance Graph

    The following graph illustrates the cumulative total shareholder return over the last five years of Corning's Common Stock, the S&P 500, the S&P Communications Equipment Companies (in which Corning is currently included) and the S&P Diversified Manufacturing Companies (in which Corning was previously included). Corning changed its line of business index in fiscal 2001 to more accurately reflect the change in Corning's business focus. The graph includes the capital weighted performance results of those companies both in the diversified manufacturing companies classification and in the communications equipment companies classification that are also included in the S&P 500. We have included the diversified manufacturing companies index through December 31, 2001, only, as that index was discontinued as of that date.

Comparison of Five-Year Cumulative Total Return

Among Corning Incorporated,
S&P 500, S&P Communications Equipment, and
S&P Manufacturing (Diversified) Companies
(Fiscal Years Ending December 31)

Executive Compensation

    The following tables and charts show for the last three years the compensation paid by Corning to its chief executive officer, its former chief executive officer and the four other most highly compensated executive officers whose aggregate salary and bonus exceeded $100,000.

Summary Compensation Table

						Long Term Compensation
Annual Compensation						Awards		Payouts
Name and Principal Position	Year	Salary	Bonus		Other Annual Compen- sation(1)	Restricted Stock Awards(2)	Securities Underlying Options(3)	Incentive Plan Payouts	All Other Compen- sation(4)
James R. Houghton,	2002	$633,333	$—		$23,833	$—	$650,000	$—	$22,167
Chief Executive Officer	2001	—	—		—	—	—	—	—
And Chairman	2000	—	—		—	—	—	—	—
John W. Loose	2002	283,333	—		102,791	—	709,375	—	5,919,412	(6)
Former Chief	2001	850,000	—		108,462	3,775,500	2,645,790	—	110,189
Executive Officer	2000	650,000	1,027,195		106,067	5,463,000	2,224,002	—	91,044
James B. Flaws,	2002	525,000	—		50,107	—	596,614	—	32,419
Vice Chairman And	2001	450,000	—		48,405	—	952,746	—	53,877
Chief Financial Officer	2000	330,000	422,499		48,037	4,097,250	1,230,000	—	40,873
Dr. Joseph A. Miller,	2002	466,667	—		48,818	—	320,833	—	8,000
Executive Vice	2001	200,000	155,000	(5)	—	238,050	210,000	—	2,800
President, Chief	2000	—	—		—	—	—	—	—
Technology Officer,
Science & Technology
Peter F. Volanakis,	2002	566,667	—		27,011	—	675,000	—	5,969
President,	2001	500,000	—		41,530	—	1,058,248	—	31,112
Corning Technologies	2000	315,000	346,595		32,968	5,463,000	1,350,000	—	22,383
Wendell P. Weeks,	2002	633,333	—		70,347	—	719,583	—	23,275
President And Chief	2001	575,000	—		52,989	10,068,000	1,758,500	—	23,658
Operating Officer	2000	400,000	512,120		45,000	14,150,000	2,702,015	—	30,052
(1)
Includes tax gross-up payments.

(2)
Values for Restricted Stock Awards indicated in the Summary Compensation Table are based on historical Corning stock prices in effect on the grant dates that are significantly greater than the current value of such shares. The historical grant values indicated in the Table are not reflective of the actual value realized or current value of such shares. The value of shares granted to Mr. Weeks in 2000 and 2001 are shown at $70.75 and $50.34, respectively. The value of shares granted to Messrs. Flaws and Volanakis in 2000 are shown at $54.63.

(3)
The 2000 Employee Equity Participation Program, approved in November 2000, provided that if options were exercised using already owned Corning Common Stock, the opportunity for registration of future market price fluctuations would be restored through an automatic grant of options equal to the number of shares tendered and at the same current market price as was recognized for purposes of exercising such options. Included in these totals are such "reload" options granted during 2002.

(4)
Each salaried employee and non-union hourly employee of Corning who participates in Corning's Investment Plan receives matching contributions to their account based on their level of contribution. The named executive officers received the following amounts contributed by Corning to the Investment Plan, the Supplemental Investment Plan (a non-qualified investment plan maintained by Corning to provide salaried employees the benefits which would have been available to them pursuant to the terms of Corning's Investment Plan but for limitations on contributions to tax-qualified plans imposed pursuant to the Internal Revenue Code of 1986, as amended), and the Management Deferral Plan (if applicable): $22,167 for Mr. Houghton, $32,419 for Mr. Flaws, $8,000 for Mr. Miller, $5,969 for Mr. Volanakis and $23,275 for Mr. Weeks.

(5)
Represents sign-on bonuses. Mr. Miller joined Corning as an executive officer effective July 1, 2001. No bonuses were earned under the Variable Compensation Plan.

(6)
Includes a one-time taxable cash payment of $5,902,500 under the terms of a settlement agreement with Mr. Loose effective as of April 12, 2002, and $16,912 representing amounts contributed by Corning to the Investment Plan and the Supplemental Investment Plan. An additional supplemental cash payment of $4,540,063 was separately provided to Mr. Loose in early January 2003 under the terms of the settlement agreement and is not included in the totals reflected in the Table above.

Arrangements with Named Executive Officers

Severance Arrangements

Under an existing severance policy Corning may provide to certain employees in certain events compensation in amounts up to eight weeks (for employees with less than four years of service) and fifty-two weeks (for employees with twenty or more years of service). In addition, Corning will provide to certain of its officers and senior employees, including the named executive officers, in certain events up to three years of cash compensation in light of the length of time anticipated in securing comparable employment. These events include a constructive termination of employment as a result of a substantial change in the employee's responsibilities, compensation levels and similar matters following a change in Corning's ownership and management.

Option/SAR Grants in Last Fiscal Year(1)

	Individual Grants				Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	Gain at 0%	Gain at 5%	Gain at 10%
James R. Houghton	1,200,000	4.49%	$6.78	04/30/12	$0	$5,116,687	$12,966,689
	450,000	1.69%	4.06	12/03/12	0	1,148,990	2,911,767
John W. Loose	550,000	2.06%	$7.74	01/31/12	$0	$2,677,204	$6,784,562
	159,375	0.60%	7.74	01/31/12	0	340,811	753,102
Wendell P. Weeks	350,000	1.31%	$7.74	01/31/12	$0	$748,447	$1,653,872
	86,250	0.32%	7.74	01/31/12	0	184,439	407,561
	283,333	1.06%	4.06	12/03/12	0	723,438	1,833,333
James B. Flaws	300,000	1.12%	$7.74	01/31/12	$0	$641,526	$1,417,604
	63,281	0.24%	7.74	01/31/12	0	135,321	299,025
	233,333	0.87%	4.06	12/03/12	0	595,772	1,509,803
Peter F. Volanakis	350,000	1.31%	$7.74	01/31/12	$0	$748,447	$1,653,872
	75,000	0.28%	7.74	01/31/12	0	160,381	354,401
	250,000	0.94%	4.06	12/03/12	0	638,328	1,617,649
Joseph A. Miller	110,000	0.41%	$7.74	01/31/12	$0	$535,441	$1,356,912
	52,500	0.20%	7.74	01/31/12	0	255,551	647,617
	158,333	0.59%	4.06	12/03/12	0	404,274	1,024,509
All Shareholders as a group	1,202,294,211	N/A	N/A	N/A	$0	$2,603,623,755	$6,598,093,785
All Optionees as a group(3)	26,720,093	100.0%	$5.67	Various	$0	$69,510,183	$176,152,450
Optionee Gain As % Of All Shareholders Gain						2.67%	2.67%
(1)
No SARs were granted.
(2)
The dollar amounts set forth under these columns are the result of calculations at 0%, 5% and at 10% rates established by the Securities and Exchange Commission and therefore are not intended to forecast future appreciation of Corning's stock price. Corning did not use any alternative formula for grant date valuation as it is unaware of any formula which would determine with reasonable accuracy a present value based upon future unknown factors.
(3)
The exercise price is a weighted average of option prices relating to grants of options, made on various occasions in 2002. No gain to the optionees is possible without an appreciation in the stock price, an event which will also benefit all shareholders. If the stock price does not appreciate, the optionees will realize no benefit. The 2000 Employee Equity Participation Program provides that if options are exercised using already owned Corning Common Stock, the opportunity for recognition of future market price fluctuations would be restored through an automatic grant of options equal to the number of shares tendered and at the same current market price as was recognized for purposes of exercising such options.

  Included in this total are such "reload" options granted to employees during 2002, if any.

Aggregated Option/SAR Exercises in Last Fiscal
Year and Fiscal Year-End Option/SAR Values(1)

			Number of Securities Underlying Unexercised Options at Fiscal Year End
					Value of Unexercised In-the-Money Options at Fiscal Year End
	Shares Acquired on Exercise	Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
James R. Houghton	0	$0	423,951	1,670,250	$0	$0
John W. Loose	0	0	2,825,736	3,582,543	0	0
James B. Flaws	0	0	1,098,730	1,889,115	0	0
Joseph A. Miller	0	0	70,000	460,833	0	0
Peter F. Volanakis	0	0	1,092,887	2,110,834	0	0
Wendell P. Weeks	0	0	2,542,571	2,957,168	0	0
(1)
There are no SARs outstanding.

Pension Plan

    Corning has a defined benefit Pension Plan under which it pays benefits based upon career average earnings (regular salary and cash awards such as those paid under its Variable Compensation Plans) and years of credited service. Employees are required to contribute 2% of compensation in excess of the Social Security Wage Base up to the compensation limits imposed by the Internal Revenue Code of 1986, as amended. Salaried and non-union hourly employees may contribute, under the career average formula of the Plan, 2% of earnings up to and including the Social Security Wage Base to increase pension benefits.

    Corning amended its pension plan effective July 1, 2000, to include a cash balance component. All salaried and non-union hourly employees were given the choice of continuing to accrue future benefits under the career average earnings formula or, if the cash balance plan was elected, the cash balance formula. All salaried and non-union hourly employees hired on or after July 1, 2000, only participate in the cash balance component.

    Benefits accrued under the cash balance component are expressed in the form of a hypothetical account balance. Each month a participant's cash balance account is increased by (1) pay credits based on the participant's eligible pay for that month, and (2) interest credits based on the participant's account balance as of the end of the prior month. Pay credits accrue at a rate between 3% and 8% based on each participant's age and service. Pension benefits under the cash balance component may be distributed as a lump sum or as an annuity.

    Corning's contributions to the Plan are determined by the Plan's actuaries and are not determined on an individual basis. The amount of benefits payable under the Plan and attributable to Corning's contributions is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended.

    Corning maintains non-qualified supplemental pension plans pursuant to which it will pay amounts approximately equal to the difference between the benefits provided under the Pension Plan and benefits which would have been paid thereunder but for the limitations of the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended. Certain employees, including the named executive officers, participate in the Executive Supplemental Pension Plan which pays benefits based upon final average compensation (the highest five consecutive calendar years in the 10 calendar years immediately preceding retirement) and years of credited service. Certain of the benefits payable under the Executive Supplemental Pension Plan are presently funded and vested on an individual basis.

    The table below sets forth the estimated annual amounts payable under the Pension Plan and the Executive Supplemental Pension Plan assuming retirement during 2003 of participants who have met eligibility requirements for unreduced benefits. These amounts are based upon the straight life annuity option and are not subject to reduction for Social Security benefits or other payments or offsets. Additional benefits may be payable to persons who contribute voluntarily to the Pension Plan. The Plan's normal retirement age is 65 with 5 years of vesting service.

Years of Service

Final Average Pay	15	20	25	30	35	40

$500,000	$109,600	$146,100	$182,600	$219,200	$255,700	$293,200

600,000	132,100	176,100	220,100	264,200	308,200	353,200

700,000	154,600	206,100	257,600	309,200	360,700	413,200

800,000	177,100	236,100	295,100	354,200	413,200	473,200

900,000	199,600	266,100	332,600	399,200	465,700	533,200

1,000,000	222,100	296,100	370,100	444,200	518,200	593,200

1,100,000	244,600	326,100	407,600	489,200	570,700	653,200

1,200,000	267,100	356,100	445,100	534,200	623,200	713,200

1,300,000	289,600	386,100	482,600	579,200	675,700	773,200

1,400,000	312,100	416,100	520,100	624,200	728,200	833,200

1,500,000	334,600	446,100	557,600	669,200	780,700	893,200

1,600,000	357,100	476,100	595,100	714,200	833,200	953,200

1,700,000	379,600	506,100	632,600	759,200	885,700	1,013,200

1,800,000	402,100	536,100	670,100	804,200	938,200	1,073,200

1,900,000	424,600	566,100	707,600	849,200	990,700	1,133,200

2,000,000	447,100	596,100	745,100	894,200	1,043,200	1,193,200

2,100,000	469,600	626,100	782,600	939,200	1,095,700	1,253,200

2,200,000	492,100	656,100	820,100	984,200	1,148,200	1,313,200

2,300,000	514,600	686,100	857,600	1,029,200	1,200,700	1,373,200

2,400,000	537,100	716,100	895,100	1,074,200	1,253,200	1,433,200

2,500,000	559,600	746,100	932,600	1,119,200	1,305,700	1,493,200

    The compensation covered by the Pension Plan and the Executive Supplemental Pension Plan for the named executive officers is the salary and bonus set forth in the Summary Compensation Table on page 15. The bonus is included as compensation in the calendar year paid. Messrs. Houghton, Flaws, Loose, Miller, Volanakis and Weeks have 35, 30, 38, 2, 21, and 19 years of credited service, respectively.

Equity Compensation Plan Information

    The following table shows the total number of outstanding options and shares available for other future issuances of options under all of our equity compensation plans as of December 31, 2002.

	A		B	C
Plan Category(1)	Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column A)
Equity Compensation Plans Approved by Security Holders	97,448,636	(1)	$26.47	139,697,341	(2)(3)
Equity Compensation Plans Not Approved by Security Holders	0		0	0

Total	97,448,636		$26.47	139,697,341

(1)
Represents shares issuable upon the exercise of outstanding options granted under the 2000 Employee Equity Participation Program.

(2)
Includes 24,642,056 shares ungranted under the 2000 Employee Equity Participation Program at 12/31/02, plus an additional 3.5% of year-end shares outstanding (calculated to be 44,353,261 shares) added to the 2000 Employee Equity Participation Program as of 1/1/03, plus an additional 3.5% of year-end shares outstanding to be added to the 2000 Employee Equity Participation Program as of 1/1/04 (assumed to be the same number of shares as were added to the 2000 Employee Equity Participation Program on 1/1/03). Corning will not automatically add 3.5% of shares outstanding as of 1/1/05 without seeking shareholder approval. Note that these shares may be issued in the form of restricted stock as well as options.

(3)
Includes 22,932,972 of securities remaining available under the 2002 Worldwide Employee Share Purchase Plan.

Approval of the 2003 Variable Compensation Plan

Proposed 2003 Variable Compensation Plan

Overview

    In 1949, the shareholders of Corning adopted a plan which provided for the payment of additional compensation to such of Corning's officers and employees as might be designated by a committee of the Board of Directors. No member of such committee was to be eligible to participate in the plan. Shareholders periodically have approved modifications to these additional compensation plans, the last such approval being of the 1998 Variable Compensation Plan (the "1998 Incentive Plan") which had a five-year term. The Board of Directors believes the 1998 Incentive Plan has been successful and should be continued. In February 2003, the Board approved the 2003 Variable Compensation Plan (the "2003 Incentive Plan") and directed it be submitted to shareholders for approval at this time. The affirmative vote of the holders of a majority of the shares of Corning Common Stock cast at the meeting is required to approve the 2003 Incentive Plan. If shareholders approve, the 2003 Incentive Plan will become effective for the 2003 fiscal year and will expire for the fiscal year ending on December 31, 2007. In the event shareholders do not approve, the 2003 Incentive Plan will not become effective which means that additional compensation paid to named executive officers may not be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, which we will refer to as the "Code".

    Our Board of Directors recommends that you vote in favor of the 2003 Incentive Plan. The 2003 Incentive Plan is designed to provide a competitive incentive opportunity in order to attract and retain key executives. The 2003 Incentive Plan continues Corning's long-standing approach to the payment of additional compensation. The 2003 Incentive Plan will continue as a compensation program for those employees who have broad responsibilities for profits and performance at the worldwide corporate level and whose compensation may be subject to the scope of Section 162(m) of the Code.

    The following is a summary of the principal features of the 2003 Incentive Plan. The principal differences between the 2003 Incentive Plan and the 1998 Incentive Plan are discussed at the end of the summary under the heading "Principal Differences". Corning will send without charge the 2003 Incentive Plan to any shareholder who requests a copy.

Summary of the 2003 Variable Compensation Plan

    Committee.    The 2003 Incentive Plan will be administered by a committee (the "Committee") appointed by the Board of Directors, consisting of at least three directors, each of whom meets the requirements for an "outside director" as that term is defined in regulations under Section 162(m) of the Code. The members of the Committee will serve as such without compensation other than the regular fees to which they are entitled for attending meetings of the Board of Directors or any committee thereof.

    Eligibility.    The participants in the 2003 Incentive Plan will be Corning's chief executive officer and other highly compensated executive officers whose compensation may be subject to the deductibility provisions of Section 162(m) of the Code. Other employees, including officers not participating in the 2003 Incentive Plan, will participate in variable compensation plans which provide incentive for profit and performance and which use measures of performance substantially similar to those used in the 2003 Incentive Plan.

    Determination of Incentive Compensation.    The Committee will determine the incentive compensation of each participant based upon the extent to which Corning has met predetermined performance goals. To measure performance the Committee may use such criteria as operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, cash flow, revenues, return on assets, equity or investments, shareholder return and/or value, working capital and stock price. Performance criteria may be measured on a corporate, subsidiary or business unit basis, or a combination thereof. The criteria may also reflect corporate performance alone or corporate performance relative to Corning comparable companies or other external measures. For 2003, the Committee has determined to use net profit after tax as the measure.

    Payment of Incentive Compensation.    All or part of the incentive compensation for any year may be distributed to participants for such year in individually designated awards determined by the Committee. Payments may be made in cash, stock options or shares of Corning Common Stock or a combination thereof, provided, however, that a participant may, in accordance with rules adopted by the Committee, elect to defer receipt of all or some portion of his/her payment. In addition, the Committee may determine not to pay to a participant in a given year the incentive compensation earned for such year and may require that the participant defer receipt of such amount.

    In the event that payment of all or a portion of a payment is deferred, Corning will establish on its books an account for the amount of the payment so deferred and credit such account with additional sums. The additional sums will be determined by the Committee by reference to one or more factors, such as prevailing interest rates, performance of phantom mutual fund accounts, or changes in the price of Corning Common Stock.

    No participant in the 2003 Incentive Plan may receive a payment for any fiscal year in excess of $5,000,000.

    Amendment and Termination.    The Board of Directors has the power to terminate the 2003 Incentive Plan in its entirety at any time. The Board of Directors may also amend or modify the 2003 Incentive Plan in such respects as it may deem advisable, except that the Board may make no amendment which would jeopardize the deductibility of payments under Section 162(m) of the Code, without shareholder approval.

    Taxation.    Corning will be allowed a federal income tax deduction with respect to all amounts distributed as incentive compensation in the year of payment in accordance with the provisions of Section 162(m) of the Code. The amount of any incentive compensation award will constitute ordinary income to the employee in the year of payment.

    New Plan Benefits Table.    No benefits or amounts have been awarded or received under the 2003 Incentive Plan. Because the amounts to be awarded under the 2003 Incentive Plan are based on the actual performance of Corning and Corning's future performance cannot be easily predicted, awards cannot be determined at this time. See "Summary Compensation Table" on page 15 for information about awards made under the 1998 Incentive Plan during fiscal year 2002.

    Principal Differences.    The 2003 Incentive Plan differs from the 1998 Incentive Plan principally in the following respects:

    Under the 2003 Incentive Plan, the Committee is to establish in writing each year specific objective performance goals tied to such measures as operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, cash flow, revenues, return on assets, equity or investments, shareholder return and/or value, working capital and stock price. Under the 1998 Incentive Plan, the performance goals were tied to such measures as operating or net profits, earnings per share, margin realization, shareholder returns and stock price. Under the 2003 Incentive Plan, the performance criteria may be measured on a corporate, subsidiary or business unit basis, or a combination thereof. Under the 1998 Plan, the performance criteria may be measured on a corporate or business unit basis, or a combination thereof. The 2003 Incentive Plan provides that in no event may any participant receive more than $5,000,000 for any fiscal year compared to $2,500,000 under the 1998 Incentive Plan.

    The Board of Directors recommends a vote FOR approval of the 2003 Variable Compensation Plan.

Adoption of the 2003 Equity Plan for Non-Employee Directors

Proposed 2003 Equity Plan for Non-Employee Directors

Overview

    In 2000, the shareholders of Corning adopted the Equity Plan for Non-Employee Directors which provided the means by which the Board may from time to time make discretionary awards of shares and/or grants of options to purchase shares of Corning's Common Stock to non-employee directors (the "2000 Plan"). The 2000 Plan expires by its terms on April 30, 2010. The Board of Directors believes the 2000 Plan has been successful and should be continued. In February 2003, the Board approved the 2003 Equity Plan for Non-Employee Directors (the "2003 Plan") and directed it be submitted to shareholders for approval at this time. The affirmative vote of the holders of a majority of the shares of Corning's Common Stock cast at the meeting is required to approve the 2003 Plan. If shareholders approve, the 2003 Plan will become effective for fiscal 2003 and will expire for the fiscal year ending on December 31, 2007. In the event shareholders do not approve, the 2003 Plan will not become effective and the 2000 Plan will continue until its scheduled expiration on April 30, 2010, or when shares are no longer available, whichever is earlier.

    Our Board of Directors recommends that you vote in favor of the 2003 Plan. The 2003 Plan is designed to assist Corning in attracting and retaining individuals of exceptional ability to serve as its directors and to more closely align their interests with those of shareholders and to further provide incentives for such persons to exert maximum efforts for the success of Corning. In addition, Corning expects that the Board will be required to spend additional time to carry out the various corporate governance initiatives in connection with the newly-enacted Sarbanes-Oxley Act of 2002 and various rules recently adopted by the Securities and Exchange Commission and the New York Stock Exchange.

    As of December 31, 2002, options (net of canceled or expired options) and restricted shares covering an aggregate of 442,020 shares of Corning's Common Stock has been granted under the 2000 Plan. Only 157,980 shares of Corning Common Stock (plus any shares that might in the future be returned to the 2000 Plan as a result of cancellations or expiration of options) remained available for future grant under the 2000 Plan. At March 3, 2003, the closing price of Corning's Common Stock as reported on the New York Stock Exchange was $5.10.

    The following is a summary of the principal features of the 2003 Plan. The principal differences between the 2003 Plan and the 2000 Plan are discussed at the end of the summary under the heading "Principal Differences". Corning will send without charge the 2003 Plan to any shareholder who requests a copy.

Summary of the 2003 Equity Plan for Non-Employee Directors

    Committee.    The 2003 Plan is to be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee

will have broad discretionary authority (within the parameters specified in the 2003 Plan) to determine when and to which eligible directors shares may be awarded and/or options may be granted; to determine the terms of each award made and/or option granted; to construe, interpret, and settle any dispute concerning the 2003 Plan, any shares awarded and/or options granted; and to make any other decision or take any other action that it deems necessary or desirable for the administration or operation of the 2003 Plan.

    Effective Date of the 2003 Plan.    The 2003 Plan will take effect for shares issued under the 2003 Plan on or after April 24, 2003, at which time the 2000 Plan will terminate.

    Eligibility.    The only persons eligible to participate in the 2003 Plan are persons who, at the time of an award of shares or the grant of an option, are directors who are not, and have not been in the last three years, employees of Corning or any affiliated entity. Currently, nine of Corning's thirteen directors are eligible to participate in the 2003 Plan.

    Available Shares.    Subject to adjustment as contemplated by the 2003 Plan, the maximum number of shares of Common Stock that may be used for awards and the settlement of options is 750,000. If an option granted under the 2003 Plan or the 2000 Plan terminates or expires without having been exercised in full, or if shares awarded subject to restrictions are forfeited, the shares that were subject to the option or the restrictions will become available for new awards or option grants under the 2003 Plan. Shares used for 2003 Plan purposes may be either shares held in Corning's treasury or new issuances, as the Board determines.

    Adjustments.    In the event of any stock split, stock dividend, spin-off, reclassification, recapitalization or other similar event affecting the shares, adjustments may be made in the number of shares subject to the 2003 Plan, the number and kind of shares to be purchased and the price per share to be purchased. Any such adjustment will be made by the Committee, whose determination shall be final. In the event of a merger, consolidation, amalgamation or other change of control event of Corning with another company or in the event of a liquidation or reorganization, the Committee may provide for adjustments or settlements of outstanding awards as it deems appropriate.

    Terms.    The 2003 Plan affords the Committee or the Board the discretion to determine, at the time of an award or the grant of an option, the number of shares that will be awarded or covered by the option; the restrictions on transfer or the possibility of forfeiture which may be imposed on an award; and the time at which the option (or any portion of it) first will become exercisable, and the latest date on which it may be exercised. Subject to adjustment as contemplated by the 2003 Plan, the per share exercise price of each option will be no less than the fair market value of a share of Corning Common Stock on the date the option is granted. No option granted under the 2003 Plan may have an expiration later than ten years after its grant. Each option will terminate in its entirety on the earliest of (1) the third anniversary of the date on which the grantee ceased to be a Corning director, (2) the date on which written notice of termination of the option is given to the former director (or such later date as is specified in that notice), and (3) the option's expiration date.

    Without the Committee's express consent, each option will be non-transferable except by will or the laws of descent and distribution and during the director's lifetime may be exercised only by the director. To the extent then exercisable, an option may be exercised in whole or in part by giving written notice of exercise in the manner contemplated in the 2003 Plan and paying in full in cash or with shares of Corning Common Stock or a combination of both, the aggregate exercise price for the number of shares for which the option is being exercised.

    Duration of Plan; Amendments.    If approved by the shareholders at the Annual Meeting, the 2003 Plan will continue until December 31, 2007, unless earlier terminated by the Board. The Board may at any time and from time to time amend, modify, suspend or terminate the 2003 Plan, with or without shareholder approval, except that no amendment or modification will be made without shareholder approval if such approval is then required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or by the applicable rules of any national securities exchange on which Corning's Common Stock is then listed, or if the amendment increases the number of shares of Common Stock available under the 2003 Plan or reduces any exercise price of any option to less than fair market value at the date of grant. No amendment shall adversely affect any outstanding award or option without the holder's consent.

    Taxation.    All options granted under the 2003 Plan will be nonqualified stock options (that is, options that do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended).

    In general, under current federal income tax law applicable to nonqualified stock options, the grant of an option under the 2003 Plan is not a taxable event for the grantee or a deductible event for Corning. However, upon exercise of the option, the grantee would realize ordinary income measured by the excess of the fair market value of the acquired shares at the time of exercise over the exercise price paid, and Corning would be entitled to a deduction equal to the income realized by the grantee. Upon a subsequent sale of the shares acquired, the grantee generally would realize a capital gain or loss (long-term or short-term depending on the length of the holding period preceding disposition) equal to the positive or negative difference between the grantee's basis in the shares (usually the market price of the shares at the time of exercise) and the value received in the sale.

    A non-employee director who receives an award of shares of Corning Common Stock under the 2003 Plan will recognize ordinary income in an amount equal to the fair market value of Corning's Common Stock on the date the shares are no longer subject to forfeiture. If an award is made subject to the possibility of forfeiture, the director may elect to be taxed on the fair market value on the date of receipt under Section 83(b) of the Internal Revenue Code of 1986, as amended. Corning will be entitled to a deduction equal to the amount of income recognized by the director in the same year in which the director recognizes the income.

    New Plan Benefits Table.    No benefits or amounts have been awarded or granted under the 2003 Plan. Because the amounts to be awarded under the 2003 Plan are discretionary, no awards are determinable at this time. See

"Matters Relating to Directors—Compensation" on page 32 for information about awards made to directors under the 2000 Plan during fiscal year 2002.

    Principal Differences.    The 2003 Plan covers 750,000 shares while the 2000 Plan covers 200,000 shares.

    The Board of Directors recommends a vote FOR the approval of the 2003 Equity Plan for Non-Employee Directors.

Adoption of the amendment of the 2000 Employee Equity Participation Program

Proposed amendment of the 2000 Employee Equity Participation Program

    Overview.    In 2000, Corning adopted the 2000 Employee Equity Participation Program (as amended, the "2000 Program"), which was a continuation of similar programs first adopted in 1974. The 2000 Program expires by its terms in November 2005. The 2000 Program was designed to provide a flexible mechanism to permit employees to obtain equity ownership in Corning, thereby increasing their proprietary interest in Corning's growth and success. The Board of Directors believes that equity incentives remain a critical component of Corning's total compensation program. The Board of Directors has approved the amendment of the 2000 Program and directed that it be submitted to shareholders for approval at this time.

    Our Board of Directors recommends that you vote in favor of the amendment of the 2000 Program. The 2000 Program increases the number of shares that may be granted as incentive stock awards under the 2000 Incentive Stock Plan (as defined below) from 3,000,000 to 20,000,000, but does not increase the total number of shares that may be granted under the 2000 Program. The 2000 Program is designed to attract new employees and to retain current employees and is a critical element in Corning's plans for future growth. The 2000 Program will enable Corning to make greater use of restricted stock and performance shares (placing less emphasis on stock options) thus providing greater flexibility in the design of its performance based compensation programs.

    The 2000 Program permits the grant of stock options (the "2000 Stock Option Plan") and the award of shares (the "2000 Incentive Stock Plan"). An affirmative vote of a majority of the shares of Corning's Common Stock cast at the meeting is necessary to approve the amendment of the 2000 Program. In the event shareholders do not approve the amendment of the 2000 Program, the 2000 Program, as currently in effect, will continue until its scheduled expiration in November 2005 or until shares available thereunder are exhausted.

    As of December 31, 2002, options (net of canceled or expired options) covering an aggregate of 63,048,371 shares of Corning's Common Stock has been granted under the 2000 Program. At March 3, 2003 the closing price of Corning's Common Stock as reported on the New York Stock Exchange was $5.10. See footnote 2 under the caption "Equity Compensation Plan Information" on page 21 for the number of shares remaining available for future grant under the 2000 Program.

    A summary of the principal features of the 2000 Program follows. Corning will send without charge the 2000 Program to any shareholder who requests a copy.

    Committee.    The 2000 Program will be administered by a committee (the "Committee") appointed by the Board of Directors, consisting of three or more directors, each of whom meets each of the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and the definition of an "outside director" under the regulations promulgated pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee will report to the Board of Directors the individuals who are selected to participate in the 2000 Program and the extent of their participation in the 2000 Stock Option Plan or the 2000 Incentive Stock Plan. No member of the Committee or non employee member of the Board shall be eligible to participate in the 2000 Program. The Committee may delegate to an executive officer of Corning certain rights and responsibilities, including the right to grant awards to individuals except that only the Committee may grant awards or options to officers and to persons who are not employees.

    Eligibility.    The Committee will select the individuals who shall be eligible to participate in the 2000 Stock Option Plan and the 2000 Incentive Stock Plan. These individuals shall include key executive, managerial and technical employees (including officers and employees who are directors) as well as other persons who, while not employees, provide substantial advice or other assistance or services to Corning and its subsidiaries (these individuals, collectively, are referred to as "employees").

    Stock.    Under the 2000 Program, the maximum number of shares of Corning Common Stock that may be optioned or granted to eligible participants shall be, on an annual basis, 3.5% of Corning's Common Stock outstanding as of the end of the preceding calendar year. Shares available for option or grant in a given year but not actually granted in such year may be carried over and used in a succeeding year.

    The following shares granted under the 1989 Employee Equity Participation Program, the 1994 Employee Equity Participation Program, the 1998 Program or the 2000 Program shall be made available for subsequent grant or award under the 2000 Program: (i) shares from expired or forfeited options; (ii) shares withheld for the payment of taxes; (iii) shares that are canceled without delivery; and (iv) shares covered by an award (or portion of an award) that is settled in cash.

    The following shall increase the maximum number of shares available for grant under the 2000 Program: (i) shares tendered, either actually or by attestation, to Corning as full or partial payment to exercise stock options; (ii) shares issued or options granted to settle, assume or substitute outstanding awards or obligations to grant future awards as a condition to the purchase, merger or consolidation of another entity by Corning; and (iii) shares unallocated and available for grant under a stock plan of another entity acquired by Corning, based on the applicable exchange ratio.

    Shares of Corning's Common Stock which are optioned or awarded under the 2000 Program may be either treasury shares or authorized but unissued shares.

    The 2000 Program provides for appropriate adjustments in the aggregate number of shares subject to the Program and in the number of shares and the price per share, or either, of outstanding options in the case of changes in the capital stock of Corning resulting from any recapitalization, stock or unusual cash dividend, stock split or any other increase or decrease effected without receipt of consideration by Corning, or a merger or consolidation in which Corning is the survivor. The 2000 Program also provides that in any merger or consolidation in which Corning is not the survivor and in which awards are not granted in substitution of awards outstanding under the 2000 Stock Option Plan, or predecessor option plans, the Committee may make provision for adjustments and/or settlements as it deems appropriate and consistent with the 2000 Stock Option Plan's purposes.

    2000 Stock Option Plan.    Under the 2000 Stock Option Plan, the Committee may grant to eligible employees either non-qualified or "incentive stock" options, or both, to purchase shares of Corning's Common Stock at not less than 100% of fair market value on the date of grant. No stock option shall be outstanding for more than 10 years. The Committee may also provide that options may not be exercised in whole or in part for any period or periods of time. The number of shares covered by incentive stock options that may be first exercised by an individual in any year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant. The maximum number of shares that may be issued in connection with stock options intended to comply with Section 422 of the Internal Revenue Code of 1986, as amended, shall be 50,000,000, and such number shall not be subject to annual adjustment. No incentive stock option may be granted to a non-employee. The Committee may provide that in the event the employment of an employee is terminated, the right to exercise options held under the 2000 Stock Option Plan may continue through its original expiration date or for such shorter period of time after such event as the Committee may determine appropriate. Options are not assignable or transferable except for limited circumstances such as death and, with the consent of the Committee, to certain family members to assist with estate planning. The Committee may establish rules and procedures to permit an optionee to defer recognition of gain upon the exercise of a stock option.

    The 2000 Stock Option Plan permits the granting of stock appreciation rights which permit an optionee to receive in cash or Common Stock (as determined by the Committee) an amount equal to the difference between the fair market value on the date of grant and the market price of the Common Stock on the date the right is exercised. No stock appreciation right shall be outstanding for more than 10 years.

    The option price is to be paid to Corning by the optionee, in full, concurrently with the issuance or delivery of the stock. The optionee may pay the option price in cash or with shares of Corning's Common Stock owned by him or her. The optionee has no rights as a shareholder with respect to the shares subject to option until shares are issued upon exercise of the option.

    Under the 2000 Stock Option Plan the Committee may grant so-called "restoration" options pursuant to which an optionee who uses shares of Corning's Common Stock to pay the purchase price of an option receives on the date of exercise an additional option to purchase shares of Corning's Common Stock. Such additional option shall cover the number of shares tendered in payment of the option price and tax withholding obligations, shall be at the then fair market value of Corning's Common Stock, shall become exercisable only after the lapse of twelve months and shall expire on the date of the original option. The Committee may impose additional conditions upon the grant of restoration options.

    2000 Incentive Stock Plan.    Under the 2000 Incentive Stock Plan, the Committee may award to eligible employees up to 20,000,000 shares, or the right to receive shares (including the right to receive cash payments in lieu of delivery of shares), of Corning's Common Stock. The Committee shall determine the number of shares, which are to be awarded to individual employees and the number of rights covering shares to be issued. The Committee shall determine the conditions, restrictions and contingencies to be placed upon the grant of shares. These conditions and contingencies may include the attainment of predetermined performance goals, such as operating or net profits, cash flow, earnings per share, profit returns, margins, revenues, shareholder returns and/or value, stock price, economic value added and working capital and any other goal that meets the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. The shares awarded to or earned by individual employees shall be subject to transfer restriction and/or forfeiture for a period of time as determined by the Committee in its discretion. The restrictions on transfer and the possibility of forfeiture may be waived, with the approval of the Committee, if an employee's employment relationship is terminated by reason of death, disability or retirement, with Corning's consent, or by reason of a subsidiary ceasing to be such. In addition, the Committee may remove, in its discretion, in whole or in part, the restrictions on sale or transfer and the possibility of forfeiture in the event of the termination of employment if circumstances so warrant. Shares may be issued to recognize past performance either generally or upon attainment of specific objectives. Shares issuable for performance will be payable only to the extent that the Committee determines that an eligible employee has met such objectives and will generally be valued as of the date of such determination. No employee shall have any right to receive shares based upon the attainment of objectives prior to the expiration of the date set for the performance of his/her objectives unless (i) otherwise determined by the Committee or (ii) his/her employment is terminated by reason of disability or retirement, in each case with the consent of Corning.

    Program Limitations.    No one individual may receive under the 2000 Program stock awards in any form (i.e., options, stock appreciation rights or shares of restricted stock) covering more than 7,500,000 shares of Corning's Common Stock in the aggregate during the term of the 2000 Program. In addition, the maximum annual award for any performance period intending to qualify under Section 162(m) of the Internal Revenue Code of 1986, as amended, that may be made to any one individual to settle a stock or cash award is $15,000,000, the value of the shares of Corning's Common Stock being their fair market value on the date of the award by the Committee.

    Taxation.    Corning believes that the federal income tax consequences of the 2000 Program are as follows:

    2000 Stock Option Plan.    An optionee who exercises a non-qualified option granted under the 2000 Stock Option Plan will recognize compensation taxable as ordinary income (subject to withholding) in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and Corning or the subsidiary employing the optionee will be entitled to a deduction from income in the same amount. The optionee's basis in such shares will be increased by the amount taxable as compensation, and his/her capital gain or loss when he/she disposes of the shares will be calculated using such increased basis. The capital gain or loss on disposition of the shares will be either long-term or short-term depending on the holding period of the shares.

    If all applicable requirements of the Internal Revenue Code of 1986, as amended, with respect to incentive stock options are met, including the requirement that the stock is held for more than two years from the date of grant of the option and more than one year from the date of exercise, no income to the optionee will be recognized and no deduction will be allowable to Corning at the time of the grant or exercise of an incentive stock option. The excess of the fair market value of the shares at the time of exercise over the amount paid is an item of tax preference, which may be subject to the alternative minimum tax. In general, if an incentive stock option is exercised after three months of termination of employment, or if the shares are sold within one year of the date of exercise or two years from the date of grant, the optionee will recognize ordinary income in an amount equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the sale price and Corning will be entitled to a deduction from income in the same amount. Any excess of the sale price over the fair market value on the date of exercise will be taxed as a capital gain. If the shares are held for more than one year from the date of exercise and more than two years from the date of grant, the optionee will be entitled to a long-term capital gain or loss when he or she disposes of the shares and Corning will not be entitled to a deduction.

    2000 Incentive Stock Plan.    Shares of Common Stock which are not subject to restrictions and possibility of forfeiture and which are awarded to an employee under, the 2000 Incentive Stock Plan will be treated as ordinary income, subject to withholding, to an employee at the time of the transfer of the shares to him or her and the value of such awards will be deductible by Corning or by the subsidiary employing the employee at the same time and in the same amount. Shares granted subject to restrictions and possibility of forfeiture will not be subject to tax nor will such grant result in a tax deduction for Corning at the time of award. However, when such shares become free of restrictions and possibility of forfeiture, the fair market value of such shares at that time (i) will be treated as ordinary income to the employee and (ii) will be deductible by Corning or by the subsidiary employing the employee.

    Alternatively, an employee receiving shares subject to restriction and possibility of forfeiture may elect to include in his gross income, for the taxable year in which such shares are transferred to him or her, the fair market value of such shares at that time; in such case, he or she need not include any amount in gross income at the time the shares become free of restrictions and possibility of forfeiture. However, an employee making such an election will not be allowed a deduction if the shares are subsequently forfeited. The employee will have a tax basis for the shares equal to their fair market value at the time they are included in gross income and will realize long-term or short-term capital gain on disposition of the shares depending upon the holding period of the shares, which will commence at the time the employee is deemed to be in receipt of ordinary income with respect to such shares.

    Amendment, Administration and Termination.    The 2000 Program has a term of five years and no shares may be optioned or awarded and no rights to receive shares may be granted after the expiration of the 2000 Program. The Board of Directors is authorized to terminate or amend the 2000 Program, except that it may not increase the number of shares available thereunder, decrease the price at which options may be granted, or extend the term of the 2000 Program or options granted thereunder without the approval of the holders of a majority of the outstanding shares of Common Stock of Corning cast at a meeting at which such matter is considered. To the extent any provision of the 2000 Program fails to comply with any condition of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, such provision shall be null and void to the extent permitted by law.

    New Plan Benefits Table.    See "Option/SAR Grants in Last Fiscal Year" on page 17 for information about awards made to the named executive officers under the 2000 Program during fiscal year 2002.

    Principal Differences.    The 2000 Program is amended to increase the number of shares that may be granted as incentive stock awards under the 2000 Incentive Stock Plan to 20,000,000 as compared to 3,000,000, but does not increase the total number of shares that may be granted under the 2000 Program.

    The Board of Directors recommends a vote FOR the approval of the amendment of the 2000 Employee Equity Participation Program.

Matters Relating to Directors

Compensation

    During 2002, Corning paid to non-employee directors an annual retainer of $30,000 which was received in the form of options to purchase shares of Corning Common Stock, except for Mr. Knowles who received $7,500, in cash. In addition, non-employee directors were paid $1,200, in cash, for each meeting attended. Chairmen of committees received an additional retainer ranging from $5,000 to $8,500, received in the form of options to purchase shares of Corning Common Stock, depending upon the committee chaired.

    In December 2002, the non-management directors appointed

Mr. O'Connor as lead director. Mr. O'Connor received no additional compensation for his services as lead director during 2002.

    Directors may defer any portion of their compensation. Amounts deferred shall be paid only in cash and while deferred may be allocated to (i) an account earning interest, compounded quarterly, at the rate equal to the greater of the prime rate of Citibank, N.A. in effect on specified dates or the rate of return for the stable value fund under Corning's Investment Plans, (ii) an account based upon the market value of Corning's Common Stock from time to time, or (iii) a combination of such accounts. At December 31, 2002, eight directors had elected to defer compensation.

    During 2002, Corning issued to each non-employee director 5,000 shares, except for Mr. Knowles who received 2,500 shares, of Common Stock under the 2000 Equity Plan for Non-Employee Directors. These shares are subject to forfeiture and certain restrictions on transfer. In addition, Corning granted to each non-employee director, except Mr. Knowles, options covering 15,000 shares of Common Stock under the 2000 Equity Plan for Non-Employee Directors. These options vest ratably over a three-year period and expire on February 6, 2012. Mr. Knowles was granted options covering 7,500 shares of Common Stock under the 2000 Equity Plan for Non-Employee Directors. These options vest ratably over a three-year period and expire on October 1, 2012.

    Corning has a Directors' Charitable Giving Program funded by insurance policies on the lives of the directors. In 2002, Corning paid a total of $421,438 in premiums on such policies. Upon the death of a director, Corning will donate $1,250,000 (on behalf of a non-employee director) and $1,000,000 (on behalf of an employee director) to one or more qualified charitable organizations recommended by such director and approved by Corning. The directors derive no financial benefit from the Program as all charitable deductions and cash surrender value of life insurance policies accrue solely to Corning. Generally, one must be a director for five years to participate in the Program. Messrs. Brown, Gund, Hennessy, Houghton, O'Connor, Ruding and Smithburg and Ms. Rein are eligible to participate in the program.

Governance of Corning

    Our business, property and affairs are managed by or, are under the direction of, the Board of Directors pursuant to New York Business Corporation Law and our by-laws. Members of the Board of Directors are kept informed of Corning's business through discussions with the Chairman and Chief Executive Officer, the Vice Chairman and Chief Financial Officer, the President and Chief Operating Officer and other key members of management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

    The Board has adopted a set of Corporate Governance Guidelines that address the make-up and functioning of the Board. A copy of these guidelines are attached to this proxy statement as Appendix B and can be viewed on our website at www.corning.com/inside_corning/corporate_governance/information_center/. We will adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and any other rule changes made by the Securities and Exchange Commission and the New York Stock Exchange.

    Shareholders may communicate concerns to the non-employee directors by writing to the lead director, James J. O'Connor, at the following address: Corning Incorporated, One Riverfront Plaza, MP-HQ-EZ-10, Corning, New York 14831 Attention: Secretary.

Board Meetings

    The Board of Directors held 10 regularly scheduled and 10 special meetings during 2002. All directors attended at least 75% of all meetings of the Board of Directors and the committees on which they serve.

Board Committees

    In addition to an Executive Committee, which acts by delegation, Corning has six standing Board committees: Audit, Compensation, Corporate Relations, Finance, Pension and Nominating and Corporate Governance Committees.

    The Audit Committee met 12 times during 2002. The current members of the Audit committee are Messrs. Smithburg and Tookes and Ms. Rieman. It recommends the firm of independent accountants to conduct the annual examination of the consolidated financial statements, confers with such accountants and reviews the scope of the examination and brings to the entire Board of Directors for review those items relating to such examination or to accounting practices which the Audit Committee believes merit such review. In addition, Mr. Smithburg, Chairman, met with management and the independent auditors to review quarterly results prior to Corning's earnings announcements in quarters when full Audit Committee meetings were not scheduled prior to the announcements. The report of the Audit Committee is set forth on page 35 of this proxy statement.

    The Compensation Committee met six times during 2002. The current members of the Compensation Committee are Messrs. Brown, Gund, O'Connor and Smithburg. It makes recommendations to the Board of Directors with respect to the compensation of officers and executive employees and administers the following plans, including, but not limited to, the Variable Compensation Plan, the Employee Equity Participation Program and the Executive Supplemental Pension Plan. The report of the Compensation Committee is set forth on page 9 of this proxy statement.

    The Corporate Relations Committee met four times during 2002. The current members of the Corporate Relations Committee are Messrs. Knowles and Volanakis and Ms. Rieman. The Corporate Relations Committee focuses on the areas of employment policy, public policy and community relations in the context of the business strategy of Corning. The Corporate Relations Committee operates under a written charter, which is attached as Appendix C to this proxy statement and can be viewed on our website at www.corning.com/inside_corning/corporate_governance/board_committees/.

    The Finance Committee met 12 times during 2002. The current members of the Finance Committee are Messrs. Flaws, Hennessy, Ruding, Tookes and Weeks. It makes recommendations to the Board of Directors with respect to the financial affairs of Corning, including, without limitation, reviewing Corning's operating plan, acquisitions and divestitures, capital expenditures, and financing activities. The Finance Committee operates under a written charter, which is attached as Appendix D to this proxy statement and can be viewed on our website www.corning.com/inside_ corning/corporate_governance/board_committees/.

    The Pension Committee met five times during 2002. The current members of the Pension Committee are Messrs. Flaws, Gund, Knowles, Ruding and Volanakis. It makes recommendations to the Board of Directors with respect to asset allocations of the pension plans and reviews and assesses the performance of the trustees and investment managers for the pension plans and the investment plans, and establishes benchmarks and processes for evaluating current and potential trustees and investment managers. The Pension Committee operates under a written charter, which is attached as Appendix E to this proxy statement and can be viewed on our website at www.corning.com/inside_corning/corporate_governance/board_committees/.

    The Nominating and Corporate Governance Committee met four times during 2002. The current members of the Nominating and Corporate Governance Committee are Messrs. Brown, Hennessy and O'Connor. It proposed the nominees for election as directors at the Annual Meeting of Shareholders to be held on April 24, 2003. It reviews, considers and proposes nominees for election as directors of Corning and makes such other proposals with respect to the organization, size, composition and operation of the Board of Directors as it deems advisable. It also recommends to the Board of Directors from time to time matters relating to corporate governance. The Nominating and Corporate Governance Committee will consider suggestions from shareholders regarding possible director candidates. Such suggestions must be submitted to the Secretary of Corning in writing not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. If the meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, then the notice shall be received no earlier than 120 days or later than 90 days prior to such annual meeting or the tenth day after public announcement is made with respect to the meeting. The Nominating and Corporate Governance Committee operates under a written charter, which is attached as Appendix F to this proxy statement and can be viewed on our website at www.corning.com/inside_corning/corporate_governance/board_committees/.

Matters Relating to the Audit Committee

Report of Audit Committee of the Board of Directors

    The Audit Committee operates under a written charter adopted by the Board of Directors. In February 2003, the Audit Committee re-examined and revised the charter, a copy of which is attached to this proxy statement as Appendix G and can also be viewed on our website at www.corning.com/inside_corning/corporate_governance/board_committees/. The directors who serve on the Committee have no financial or personal ties to Corning (other than director compensation and equity ownership as described in this proxy statement) and are all "independent" for purposes of the New York Stock Exchange listing standards. That is, the Board of Directors has determined that none of the Audit Committee members have a relationship with Corning that may interfere with the member's independence from Corning and its management.

    Among its functions, the Audit Committee reviews Corning's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The independent auditors are responsible for expressing an opinion on the conformity of Corning's audited financial statements to generally accepted accounting principles.

    The Audit Committee met with management periodically during the year to consider the adequacy of Corning's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with Corning's independent auditors and with the appropriate financial personnel and internal auditors. The Audit Committee also discussed with Corning's senior management and independent auditors the process used for certifications by Corning's chief executive officer and chief financial officer which is required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of Corning's filings with the Securities and Exchange Commission. The Audit Committee met privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee.

    The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Corning and its management. The Audit Committee has considered whether the provision of nonaudit services by the independent auditor to Corning is compatible with the auditor's independence.

    Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Corning's Annual Report on Form 10-K for the year ended December 31, 2002.

The Audit Committee:
William D. Smithburg, Chairman
Deborah D. Rieman
Hansel E. Tookes, II

PricewaterhouseCoopers Fees and Services

    Corning is early-adopting components of the proxy fee disclosure requirements issued by the SEC in January, 2003. The presentation of audit fees in this format does not become effective until periodic annual filings for the year ended December 31, 2003. The Audit Committee had a policy on selection and approval of PricewaterhouseCoopers to perform non audit service in place throughout 2002. This policy is currently being evaluated against recently issued SEC rules and is expected to be modified in April, 2003. As such, this proxy disclosure does not include pre-approval policies and procedures and related information.

    Aggregate fees for professional services rendered for Corning by PricewaterhouseCoopers as of and for the years ended December 31, 2001 and 2002 were:

	2001	2002
Audit Fees*	$3,454,000	$3,973,000
Audit-Related Fees**	1,740,000	864,000
Tax Fees***	2,260,000	2,284,000
All Other Fees****	6,542,000	—
Total Fees	$13,996,000	$7,121,000

*	Includes direct fees related to the issuance of the audit opinion and timely quarterly reports on Form 10-Q, statutory audits and consents for other SEC filings.
**	Includes audits of employee benefit plans, due diligence and reporting consultations for acquisition targets (2001) and carve out audits supporting divestitures (2002).
***	Includes fees for statutory tax assistance with international entities, expatriate tax return compliance, and other tax compliance, consulting and planning projects.
****	Amount in 2001 includes costs of benefit plan administration, non-financial information system consulting, and internal audit.

Appointment of Independent Accountants

    At the meeting of the Audit Committee of the Board of Directors held on February 5, 2003, the Audit Committee appointed PricewaterhouseCoopers LLP as the independent accountants for the 2003 fiscal year.

    In making the appointment of PricewaterhouseCoopers LLP as Corning's independent accountants for the fiscal year beginning 2003, the Audit Committee considered whether PricewaterhouseCoopers LLP's provision of services other than audit services is compatible with maintaining independence as our independent accountants.

Representation of Independent Accountants at Annual Meeting

    Corning expects representatives of PricewaterhouseCoopers LLP to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

Shareholder Proposals

    Any shareholder who wishes to present a proposal at the 2004 Annual Meeting and to have the proposal included in the proxy statement and proxy relating to that meeting must submit the proposal to Corning's Secretary at One Riverfront Plaza, Corning, New York 14831, for receipt not later than November 16, 2003.

    The proxy committee designated by Corning's Board of Directors may vote on a discretionary basis on any other shareholder proposal presented at the 2004 Annual Meeting if that proposal is not brought to Corning's notice between December 27, 2003 and January 24, 2004.

Section 16(a) Beneficial
Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Corning's directors and certain of its officers to file reports of their ownership of Corning Common Stock and of changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Regulations also require Corning to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis.

    To Corning's knowledge, based solely on its review of the copies of such reports furnished to Corning and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were met.

Code of Ethics

    In February 2003, our Board of Directors adopted the Code of Ethics for the Chief Executive Officer and Financial Executives and the Code of Conduct for Directors and Executive Officers which supplements the Code of Conduct governing all employees and directors that has been in existence for more than ten years. We shall refer to the Code of Ethics for the Chief Executive Officer and Financial Executives and the Code of Conduct for Directors and Executive Officers as the Code of Ethics. A copy of the Code of Ethics is attached as Appendix H to this proxy statement and is available on our website at www.corning.com/inside_corning/corporate_governance/information_center/. We intend to disclose future amendments to, or waivers from, the Code of Ethics on our website within five business days following the date of such amendment or waiver.

Other Matters

Certain Business Relationships

    Corning has for more than 10 years used Nixon Peabody LLP as one of its principal outside law firms. William D. Eggers, Senior Vice President and General Counsel of Corning, was a partner at Nixon Peabody LLP before joining Corning in November 1997. In March 2001, Mr. Eggers married Jill K. Schultz, one of more than 250 partners at Nixon Peabody LLP. Corning continues to use Nixon Peabody LLP for a variety of legal services, with the financial aspects of the relationship controlled by Katherine A. Asbeck, Senior Vice President and Controller of Corning. Legal work performed for Corning by Ms. Schultz represented approximately 12% of total 2002 services performed by Nixon Peabody LLP. In 2002, Corning paid Nixon Peabody LLP approximately $1.3 million in legal fees and disbursements under a fee structure that Corning believes reflects current market rates.

    H. Onno Ruding, a director of Corning, is Vice Chairman, Citicorp and Citibank, N.A. During 2002, Corning engaged Citicorp and its subsidiaries to provide investment banking, financial advisory and other services. Corning expects to engage Citicorp and its subsidiaries for similar services during 2003.

Incorporation by Reference

    The Report of the Compensation Committee of the Board of Directors on Executive Compensation on page 9, the Report of Audit Committee of the Board of Directors (including reference to the independence of the Audit Committee members) on page 35 and the

Performance Graph on page 14, are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by Corning under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Corning specifically incorporates such information by reference.

Multiple Shareholders Having the Same Address

    You and other residents sharing the same address and last name may receive only one copy of Corning's annual report and proxy statement, unless Corning has received contrary instructions from any shareholder at that address. This procedure is referred to as "householding." In addition, Corning has been notified that certain intermediaries, i.e. brokers or banks or other record holders, will household proxy materials. Corning will deliver promptly an additional copy of the annual report and proxy statement to you if you write to Corning Incorporated, One Riverfront Plaza, MP-HQ-E2-10, Corning, New York 14831, Attention: Secretary or call (607) 974-9000. You can contact your broker or bank to make a similar request. Shareholders sharing an address now receiving multiple copies of Corning's annual report and proxy statement may request delivery of a single copy by writing or calling Corning at the above address or by contacting their broker or bank, provided they have determined to household proxy materials.

Other

    Corning has purchased insurance from Zurich Insurance Company, Royal Insurance Company of America, Gulf Insurance Company, St. Paul Insurance Company, Starr Excess, ACE, XL, Arch, Lumberman's Mutual of United States Fire Insurance Co., Federal Insurance Company, Columbia Casualty Company and Twin City Fire, providing for reimbursement of its directors and officers for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers, including actions as fiduciaries under the Employee Retirement Income Security Act of 1974, as amended. The insurance coverage, which expires in August 2003, costs $20,135,200 on an annual basis, and will be paid by Corning.

    Corning will pay the cost and expenses of soliciting proxies. In addition to soliciting proxies by mail, some of Corning's directors, officers and regular employees, without extra remuneration, may solicit proxies personally or by telephone, telegraph or other electronic means. Corning has retained Georgeson Shareholder Communications Inc., at a cost of $12,000, to help solicit proxies and may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of shares held of record.

By order of the Board of Directors

Denise A. Hauselt
Secretary and Assistant General Counsel

March 3, 2003

APPENDIX A

Charter for the
Compensation Committee
of the Board of Directors
of Corning Incorporated

PURPOSE

    The Compensation Committee is appointed by the Board to discharge the Board's responsibilities relating to compensation of the Company's directors and officers. The Committee has overall responsibility for approving and evaluating the director, officer and other key executive compensation, benefit and perquisite plans, policies and programs of the Company.

    The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement.

COMMITTEE MEMBERSHIP

    The Compensation Committee shall consist of no fewer than three members. The members of the Compensation Committee shall be external board members and shall meet the independence requirements established by the New York Stock Exchange. One member of the Compensation Committee will serve as the Chairperson of the Compensation Committee.

    The members of the Compensation Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Compensation Committee members may be replaced by the Board.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

1.
The Compensation Committee shall annually review and approve corporate goals and objectives relevant to CEO and other officer compensation, evaluate the CEO's performance in light of those goals and objectives, and recommend to the Board the CEO's compensation levels based on this evaluation. In determining the base salary, annual incentive and long-term incentive components of CEO compensation, the Compensation Committee will consider multiple factors including the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

2.
The Compensation Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors as deemed appropriate or necessary by the Committee.

3.
The Compensation Committee shall annually review and make recommendations to the Board with respect to the compensation of all directors, officers and other

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  key executives, including annual or multi-year incentive-compensation plans and equity-based incentive plans.

4.
The Compensation Committee shall annually review and approve, for the CEO and the other officers and key executives of the Company:

(a)
the annual base salary level,

(b)
the annual incentive opportunity level,

(c)
the long-term incentive opportunity level,

(d)
employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and

(e)
any special, supplemental or nonqualified benefits or other perquisites relating to the CEO and other officers and key executives of the Company.

5.
The Compensation Committee may form and delegate authority to subcommittees when appropriate. Members of a subcommittee may include directors of the Company, employees of the Company, consultants or any other parties as determined by the Compensation Committee in its sole discretion.

6.
The Compensation Committee shall make regular reports to the Board. The Compensation Committee shall meet at each regularly scheduled meeting of the Board (currently established at five meetings per year). Additional special meetings of the Compensation Committee will be convened when and if appropriate.

7.
The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Compensation Committee shall annually review its own performance.

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APPENDIX B

Corning Incorporated
Corporate Governance Guidelines

    The Board of Directors of Corning Incorporated, acting on the recommendation of its Nominating and Corporate Governance Committee, has adopted these guidelines to promote the effective functioning of the Board and its committees.

ROLE OF THE BOARD

    The business and affairs of Corning Incorporated are managed by or under the direction of its Board of Directors in accordance with New York law. The directors' fiduciary duty is to exercise their business judgment in the best interests of Corning Incorporated's shareholders.

BOARD STRUCTURE

    Board Size.    The size of the Board will provide for sufficient diversity among non-employee directors while also facilitating substantive discussions in which each director can participate meaningfully. The Board size, currently 13 members, will be set by the Board on recommendation of the Nominating and Corporate Governance Committee, and within the limits prescribed by Corning Incorporated's by-laws.

    Independent Directors.    A substantial majority of the Board will consist of directors whom the Board has determined to be independent. In general, an independent director must have no material relationship with Corning Incorporated, directly or indirectly. For this purpose, Corning will ensure that it complies with the rules governing independence in accordance with NYSE and SEC.

    "Immediate family member" includes a person's spouse, parents, children, siblings, in-laws, and any one (other than employees) who shares such person's home. Materiality for this purpose will be evaluated both from the standpoint of Corning Incorporated and from the standpoint of the director or the persons or entities with which the director is affiliated.

    Notwithstanding the fact that an individual may not satisfy one or more of the above criteria, the Board may nevertheless determine that the director has no material relationship with the corporation that would interfere with independence and should be considered independent. In that case, the reasons for any such determination will be specifically set forth in the proxy statement for any meeting at which that director is standing for election.

    Chairman and CEO.    The Board believes it is appropriate for Corning Incorporated's Chief Executive Officer (CEO) also to serve as Chairman of the Board. However, the Board retains the authority to separate those functions if it deems such action appropriate in the future.

    Lead Director.    The Board will designate and publicly disclose a non-employee director who will lead the non-employee directors' executive sessions.

    Term Limits.    The Board believes that experience as a Corning Incorporated director is a valuable asset, especially in light of the size and global scope of the corporation's operations. Therefore, directors are not subject to term limits except as a result of reaching the Board's mandatory retirement age.

    Mandatory Retirement.    No director may stand for election after reaching age 72.

    Other Directorships.    Recognizing the substantial time commitment required of directors, it is expected that an employee director will serve on the board of no more than three other public companies and that a non-employee director will serve on the boards of other public and private companies and not-for-profit entities only to the extent that, in the judgment of the Nominating and Corporate Governance Committee, such services do not detract from the directors' ability to devote the necessary time and attention to Corning Incorporated. The Nominating and Corporate Governance Committee will periodically review all non-employee directors' service on the boards of other public companies.

    Change in Status.    To avoid any potential for a conflict of interest or potential conflict of interest, directors will not accept a seat on any additional public company board or any governmental position without first reviewing the matter with the Nominating and Corporate Governance Committee. In addition, a non-employee director will tender his or her resignation for consideration by the Nominating and Corporate Governance Committee in the event of retirement or other substantial change in the nature of the director's employment or other significant responsibilities. If the Nominating and Corporate Governance Committee determines that the resignation should be accepted, the Committee will refer that recommendation to the Board.

DIRECTOR SELECTION; QUALIFICATIONS; EDUCATION

    Director Candidates.    The Board, acting on the recommendation of the Nominating and Corporate Governance Committee, will nominate a slate of director candidates for election at each annual meeting of shareholders and will elect directors to fill vacancies, including vacancies created as a result of any increase in the size of the Board, between annual meetings.

    Orientation.    New directors will receive a comprehensive orientation from responsible executives regarding Corning Incorporated's business and affairs.

    Continuing Education.    Reviews of particular aspects of Corning Incorporated's operations will be presented by responsible executives from time to time as part of the agenda of regular Board meetings. The Board will also normally conduct an on-site inspection of a Corning Incorporated facility in conjunction with a regular Board meeting at least once every other year.

BOARD MEETINGS

    Number of Regular Meetings.    The Board currently holds regular meetings five times per year.

    Agenda and Briefing Material.    An agenda for each Board meeting and briefing materials will, to the extent practicable in light of the timing of matters that require Board attention, be distributed to each director at least one week prior to each meeting. Briefing materials should be concise and yet sufficiently detailed to permit directors to make informed judgments. The Chairman will normally determine the agenda for Board meetings, but any director may request the inclusion of particular items.

    Meeting Attendance.    It is expected that each director will make every effort to attend each Board meeting and each meeting of any committee on which he or she sits. Attendance in person is preferred but attendance by teleconference is permitted if necessary under the circumstances.

    Director Preparedness.    Each director should be familiar with the agenda for each meeting, should have carefully reviewed all other materials distributed in advance of the meeting, and should be prepared to participate meaningfully in the meeting and to discuss all scheduled items of business.

    Confidentiality.    The proceedings and deliberations of the Board and its committees are confidential. Each director will maintain the confidentiality of information received in connection with his or her service as a director.

NON-EMPLOYEE DIRECTOR EXECUTIVE SESSIONS

    An executive session of the non-employee directors will normally be held immediately before, during or after each meeting of the full Board. The Chair of the Nominating and Corporate Governance Committee or other non-employee director as chosen by the Board will preside at the executive sessions, and will be disclosed in the proxy statement per the NYSE rules. Any non-employee director may raise issues for discussion at an executive session.

BOARD SELF-EVALUATION

    Periodically, the Board will evaluate its performance and effectiveness as a Board and will abide by NYSE rules for self-evaluation for selected Committees.

COMMITTEES

    Committees.    The Board will appoint from among its members an executive committee and other committees it determines are necessary or appropriate to conduct its business. Currently, the standing committees of the Board are the Executive Committee, Audit Committee, Nominating and Corporate Governance Committee (which serves as the nominating and corporate governance committee within the meaning of the New York Stock Exchange rules), Pension and Investment Committee, Board Compensation Committee, Finance Committee, and Corporate Relations Committee.

    Committee Composition.    The Nominating and Corporate Governance Committee, Board Audit Committee, and Board Compensation Committee will consist solely of independent directors. With the exception of the Executive Committee where the Chairman of the Board will be the Chair, the Nominating and Corporate Governance Committee will recommend committee Chairs to the Board for approval.

    In addition:

    •
    the membership of the Board Audit Committee must meet such additional requirements as may apply under the rules of the New York Stock Exchange and the Securities and Exchange Commission;

    •
    the membership of the Board Compensation Committee must meet such additional requirements as may apply under the rules of the New York Stock Exchange and must qualify as an independent "non-employee directors" for purposes of Rule 16b-3 of the Securities and Exchange Commission; and
    •
    no member of the Board Compensation Committee may be part of a compensation committee interlock within the meaning of Regulation S-K of the Securities and Exchange Commission.

    Committee Charters.    Each of the committees will have a written charter setting further its responsibilities. Charters will be adopted by the Board based on the recommendation of the applicable committee.

    Committee Assignments.    Membership of each committee will be determined by the Board on the recommendation of the Nominating and Corporate Governance Committee. Consideration will be given to rotating committee memberships periodically.

    Committee Self-evaluation.    Periodically, each of the Board committees will conduct an evaluation of its performance and effectiveness and will consider whether any changes to the committee's charter are appropriate.

    Committee Reports.    The Chair of each Board committee will report to the full Board on the activities of his or her committee, including the results of the committee's self-evaluations and any recommended changes to the committee's charter.

CEO PERFORMANCE REVIEW

    At least annually, the non-employee directors will, in conjunction with the Board Compensation Committee, review the performance of the CEO in light of the corporation's goals and objectives.

SUCCESSION PLANNING

    At least annually, the Board will review and approve succession plans for the CEO and other senior executives. Succession planning will address both succession in the ordinary course of business and contingency planning in case of unforeseen events.

BOARD RESOURCES

    Access to Employees.    Non-employee directors will have full access to senior management of the corporation and other employees. The Board expects that there will be regular opportunities for directors to meet with the CEO and other members of management in Board and committee meetings and in other formal or informal settings.

    Authority to Retain Advisors.    It is normally expected that information regarding the corporation's business and affairs will be provided to the Board by Corning Incorporated management and staff and by the corporation's independent auditor. However, the Board and each committee has the authority to retain such outside advisors, including accountants, legal counsel, or other experts, as it deems appropriate The fees and expenses of any such advisors will be paid by the corporation.

CODE OF CONDUCT

    Corning Incorporated has adopted a comprehensive "Our Code of Conduct." These standards include policies calling for strict observance of all laws applicable to Corning Incorporated's business and describes conflicts of interest policies which, among other things, requires that directors avoid any conflict between their own interests and the interests of the corporation in dealing with suppliers, customers, and other third parties, and in the conduct of their personal affairs, including transactions in securities of the corporation, any affiliate, or any nonaffiliated organization. Each director is expected to be familiar with and to follow these policies to the extent applicable to them.

COMMUNICATION BY INTERESTED PARTIES WITH THE NON-EMPLOYEE DIRECTORS

    The Nominating and Corporate Governance Committee will maintain procedures for interested parties to communicate directly with the non-employee directors. The Board believes that it is management's role to speak for the company. The Board also believes that any communications between Board members and interested parties should only be done so with the Chief Executive Officer's knowledge of such communications. These procedures will be published in the proxy statement for each annual meeting of shareholders and posted on Corning Incorporated's Internet site.

CORNING INCORPORATED NON-EMPLOYEE DIRECTOR COMPENSATION

    Compensation for non-employee directors will be determined by the Board on the recommendation of the Compensation Committee, and will be reviewed annually at a minimum. Non-employee director compensation will be set at a level that is consistent with market practice, taking into account the size and scope of the corporation's business and the responsibilities of its directors.

OPTION REPRICING

    The corporation will not, without shareholder approval, amend any employee stock option to reduce the exercise price (except for appropriate adjustments in the case of a stock split or similar change in capitalization); or offer to exchange outstanding employee stock options for options having a lower exercise price; or offer to exchange options having an exercise price below the current market price for cash, restricted stock, or other consideration.

SHAREHOLDER MATTERS

    Shareholder matters such as voting rights, confidential voting, ratification of auditors, shareholder proposals receiving a majority approval and others are contained within, and governed by Corning Incorporated's by-laws and charter.

RE-EVALUATION OF CORPORATE GOVERNANCE GUIDELINES

    The Board will review and revise these Corporate Governance Guidelines as appropriate from time to time based on the recommendation of the Nominating and Corporate Governance Committee.

APPENDIX C

Charter of the
Corporate Relations Committee
of the Board of Directors of Corning Incorporated

PURPOSE AND SCOPE OF THE COMMITTEE'S WORK

    The Purpose of the Corporate Relations Committee is to review and guide the corporation's work in the areas of Employment Policy, Public Policy and Community relations in the context of the Corporations business strategy. The Committee's work focuses on the following general areas:

  •
  The corporation's public relations and reputation.
    •
    Areas include media relation's strategies, corporate identity, corporate advertising, and product liability.
  •
  The corporation's relationship and role with governmental agencies and public policy.

  •
  The corporation's responsibilities as an employer and its relationship with employees.
    •
    Areas include safety, health and environmental policies; code of conduct, values and operating environment; human resource and industrial relations strategies; security and internal communications strategies.
  •
  The corporation's responsibilities as a community member, our relationship with major communities and our strategy with respect to charitable contributions and projects undertaken to improve the communities we operate in.

MEETING SCHEDULE

    Generally meets in February, July, October and December.

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APPENDIX D

Corning Incorporated
Finance Committee of the Board of Directors
Finance Committee Charter

PURPOSE AND ROLE

    The Board of Directors has established a Finance Committee to assist the Board of Directors in fulfilling its oversight responsibilities across the principal areas of corporate finance for the Company and its subsidiaries. As appropriate in its judgment from time to time, the Finance Committee may assist the Board by reviewing such matters as capital structure, equity and debt financing, capital expenditures, cash management, banking activities and relationships, investments, risk management, insurance and securities repurchase activities and making recommendations for consideration by the Board.

COMPOSITION

    The membership of the Finance Committee shall consist of three or more directors as determined by the Board. At least one member shall have financial management expertise such as banking or investment management. Members of the Finance Committee shall serve at the pleasure of the Board of Directors.

    The Finance Committee is appointed by the full Board of Directors at its annual organizational meeting or as the Board shall determine to fill vacancies on the Finance Committee or to adjust its membership as needs may arise from time to time.

MEETINGS

    The Finance Committee shall normally meet four times each year and generally in conjunction with the regularly scheduled meetings of the Board of Directors, or more frequently as circumstances require as the Chair of the Finance Committee or Chairman of the Board may direct. The Finance Committee shall maintain written minutes of its meetings. At each regularly scheduled meeting of the Board of Directors, the Chair of the Finance Committee shall provide the Board of Directors with a report of the Committee's activities and proceedings. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

RESPONSIBILITIES AND DUTIES

    To assist the Board of Directors, the Finance Committee shall be responsible for reviewing with Company management the strategies, plans, policies and actions related to the significant corporate finance matters of the Company. Within the authorized levels delegated to it by the Board, the Finance Committee may approve actions within these areas of corporate finance. The matters within its review or approval scope shall include:

1.
Capital structure plans and strategies;

D-1

2.
Specific equity or debt financing and discuss the appropriateness, not just the acceptability, of all material capital raising activities or those proposed to be used prior to execution;

3.
Capital expenditures plans and specific capital projects;

4.
Financial investment plans and strategies and specific investments;

5.
Mergers, acquisitions and divestitures;

6.
Cash management plans and strategies and all activities relating to cash accounts and the cash and any short-term investment portfolio, including the establishment and maintenance of bank, investment and brokerage accounts;

7.
Plans and strategies for managing certain exposures to economic risks including foreign currency, interest rate, commodities, and other economic risks that may from time-to-time arise in the normal course of business;

8.
Plan and strategies for managing the company's insurance programs, including coverage for business interruption, property casualty, fiduciary, and Directors and Officers;

9.
The quarterly and annual financial statements and other financial information that management uses in its internal decision analysis activities; and

Other Items

10.
Policies and procedures with respect to Debt Management, Financial Risk Management, Credit Management, Global Cash Investments and Bank Relationship Management;

11.
Legal and regulatory matters that may have a material impact on the financial statements as they pertain to financing or risk management activities of the company

General

12.
Review and amend the Committee's charter annually.

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APPENDIX E

Corning Incorporated
Pension Committee of the Board of Directors
Pension Committee Charter

PURPOSE AND ROLE

    The Board of Directors has established a Pension Committee to assist the Board of Directors in fulfilling its oversight responsibilities of pension plans (defined benefit plans in the US and similar style international plans) for the Company and its subsidiaries. The Committee shall annually approve a pension policy, and as appropriate in its judgment from time to time, appoint investment managers, custodians, trustees, and other plan fiduciaries for the purpose of implementing the policy.

COMPOSITION

    The membership of the Pension Committee shall consist of three or more directors as determined by the Board. At least one member shall have financial investment expertise such as banking, insurance or investment management. Members of the Pension Committee shall serve at the pleasure of the Board of Directors.

    This Committee is appointed by the full Board of Directors at its annual organizational meeting or as the Board shall determine to fill vacancies on the Committee or to adjust its membership as needs may arise from time to time.

MEETINGS

    The Committee shall normally meet at least two times each year and generally in conjunction with the regularly scheduled meetings of the Board of Directors, or more frequently as circumstances require as the Chair of the Committee or Chairman of the Board may direct. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. The Committee shall maintain written minutes of its meetings. At each regularly scheduled meeting of the Board of Directors, the Chair of the Committee shall provide the Board of Directors with a report of the Committee's activities and proceedings.

RESPONSIBILITIES AND DUTIES

    The Pension Committee shall be responsible for reviewing periodically with Company management the funding and investment performance of the pension plans of the Company. Within the authorized levels delegated to it by the Board, the Committee may approve actions or further delegate responsibilities for the purpose of implementing the pension policy. The matters within its review or approval scope shall include:

1.
Approve annually a pension policy and method to implement the Plans' objectives;

2.
The Committee shall exercise an oversight responsibility. It shall not be deemed the fiduciary of any of the Retirement Plans, nor shall it be responsible for making investment decisions for the Plans.

E-1

    Oversight Responsibilities

  •
  The Committee may rely upon presentations of management, investment advisors, actuaries, or other experts believed by the Committee to be informed and knowledgeable.

  •
  It may engage outside, independent advisors, as it may consider necessary or advisable.

  •
  Review at least annually presentations by the Treasurer or Director of Pension and Investments in their capacity as members of the Board-appointed Investment Committee. These presentations will include information concerning the pension plan funded status, actual asset allocation, performance and cash flows.

E-2

APPENDIX F

Charter for the
Nominating and Corporate Governance Committee
of the Board of Directors
of Corning Incorporated

PURPOSE

    The Nominating and Corporate Governance Committee shall: (1) recommend qualified individuals to the Board for nomination as members of the Board; (2) develop and recommend to the Board a set of Corporate Governance Guidelines; (3) lead the Board in its annual review of the Board's performance; (4) recommend to the Board director nominees for each of its standing committees; and (5) undertake such other duties as may be delegated to it from time to time. The Committee shall report to the Board on a regular basis and not less often than twice a year.

COMMITTEE MEMBERSHIP

    The Committee shall consist of three or more members, each of whom, in the business judgment of the Board, qualifies as "independent" under the rules of the New York Stock Exchange.

    The members shall be appointed by the Board. They shall serve at the pleasure of the Board and for such term as the Board may determine.

COMMITTEE STRUCTURE AND OPERATIONS

    The Board shall designate one member of the Committee to serve as chairperson of the Committee. The Committee shall meet in person or telephonically at least twice a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson.

COMMITTEE DUTIES AND RESPONSIBILITIES

    The following are the duties and responsibilities of the Committee:

  1.
  To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable with regard to the size of the Board.

  2.
  To identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders. In the case of a vacancy in the office of director, the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate, including judgment, experience, skills and personal character of the candidate, as well as its assessment of the needs of the Board and the Committee.

F-1

  3.
  To recommend to the Board the membership of any committee of the Board and to identify and recommend Board members qualified to fill vacancies on any committee of the Board.

  4.
  To assist the Board in assessing whether individual members of the Board are independent within the standards of the New York Stock Exchange.

  5.
  To assist the Board with an annual assessment of the Board's performance through such process as the Committee shall determine advisable, including if appropriate the solicitation of comments from each member of the Board. The annual assessment shall be discussed with the full Board following the end of each fiscal year.

  6.
  To develop and recommend to the Board a set of corporate governance principles for the Company, to review those principles at least once a year, and to recommend any proposed changes to the Board as the Committee deems advisable.

  7.
  To review this Charter annually and recommend any proposed changes to the Board for approval.

RESOURCES AND AUTHORITY OF THE COMMITTEE

    The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to obtain advice and assistance from internal or outside legal, accounting or other advisors. The Committee shall have the sole authority to engage any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and terms of engagement.

F-2

APPENDIX G

Corning Incorporated
Audit Committee of the Board of Directors
Audit Committee Charter

PURPOSE AND ROLE

    The Audit Committee is a committee of Corning's Board of Directors. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process. In addition, the Committee provides an open avenue of communication between the internal auditors, the independent accountants, financial and senior management, and the Board of Directors.

    The Audit Committee recognizes that it is the duty of management and the independent accountants to plan and conduct audits and to determine that Corning's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The Audit Committee further recognizes that the conduct of investigations, the resolutions of disagreements, if any, with the independent accountants and compliance with laws, regulations and Corning's Code of Conduct are a management function.

COMPOSITION

    The membership of the Audit Committee shall consist of at least three or more directors as determined by the Board, each of whom shall be an independent director, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a member of the Committee. Further, no member of the Audit Committee shall be an active or retired employee of Corning. Members of the Audit Committee shall serve at the pleasure of the Board of Directors. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

    The Audit Committee is appointed by the full Board of Directors at its annual organizational meeting.

MEETINGS

    The Audit Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. In addition, management and at least the Chairman of the Audit Committee will meet telephonically to review Corning's quarterly earnings in advance of each quarterly earnings release.

RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

Financial Reporting

1.
Perform a timely review of quarterly and annual financial statements and other financial information provided to shareholders.

2.
Confirm that financial management and the independent accountants perform a timely analysis of significant reporting issues and practices and report key issues to the Committee.

3.
Inquire of management, the internal audit partner, and independent accountants about significant risks or exposures, assess the steps management has taken to minimize such risk to the corporation and evaluate the need for disclosure thereof.

4.
Discuss with financial management and the independent accountants their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial reporting practices used or proposed to be used.

5.
Issue a letter for inclusion in Corning's annual report and Form 10-K that includes disclosures as required by SEC regulations.

Internal Controls

6.
Review with the independent accountants and the internal audit partner the adequacy of the corporation's internal controls (including information systems and security); and related significant findings and recommendations of the independent accountants and internal audit, together with management's responses.

7.
Review disclosures made by management about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

8.
Review management's plans to perform annual and quarterly assessments of internal controls to support the management report on internal controls as required by SEC regulation.

Audit Process

  Appointment of auditors

9.
On an annual basis, appoint or re-appoint the independent accountants and review and approve the discharge of the independent accountants. Instruct the independent accountants (a) that they are ultimately accountable to the Audit Committee; and (b) that the Audit Committee has the authority and responsibility to appoint, retain, evaluate and replace the independent accountants; and (c) that the Audit Committee, as the shareholders' independent representative, is the auditor's client.

10.
Approve management's recommendation of the internal auditors to be nominated. Review and approve the discharge of the internal auditors.

11.
Review and concur in the appointment or replacement of the management individual charged with the role of overseeing internal audit processes.

Independence and qualification of auditors

12.
Annually, review and assess the following concerning the competence of the external auditor and engagement team:

  •
  Resumes of key engagement audit personnel.

  •
  The quality control procedures of the firm serving as external auditor.

  •
  The results of the most recent peer review or other assessments of the firm serving as external auditor.

13.
Discuss with the auditors and management the independence of the internal auditor and the independent accountants, including a review of services and related fees provided by the independent accountant and the internal auditors. Review disclosures from the independent accountants required by Independent Standards Board Standard No. 1.

14.
Ensure the rotation of the lead audit partner having primary responsibility for the external audit and the audit partner responsible for reviewing the audit and other partners on the account as required SEC regulation.

15.
Approve management's policies for the Company's hiring of employees or former employees of the independent accountants who participate in any capacity in the audit of the Company. On an annual basis, management should provide the Audit Committee Chair with information on compliance with that policy.

16.
Review with management and the internal audit partner, annually, the internal audit department's charter, staffing, and significant objectives.

Compensation of the independent accountant

17.
The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Audit Committee.

18.
The Audit Committee shall preapprove permitted non-audit services (including fees and terms thereof) to be performed for the Company by its independent accountants. The Audit Committee may delegate authority to its chairman to grant preapprovals of permitted non-audit services, provided that decisions of such individual be presented to the full Audit Committee at its next scheduled meeting.

Review of audit plans and results

19.
Review with the internal audit partner and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

Review of audit results

20.
Review with management, the internal audit partner and the independent accountant at the completion of the annual examination the following:

a)
Annual report of the corporation, including the financial statements and related footnotes.

b)
Results of the audit of the financial statements and the related report thereon.

c)
Significant changes in the audit plan and any serious disputes or difficulties with management encountered during the audit.

d)
Other communications as required by generally accepted auditing standards.

Other Items

21.
Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and the results of the annual review of these areas conducted by internal audit.

22.
Review legal and regulatory matters that may have a material impact on the financial statements and related corporate compliance policies, and programs and reports from regulators.

23.
Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

24.
Investigate and respond to any instances or allegations of inappropriate behavior by management concerning questions of compliance with securities laws or inquiries as may be reported by legal counsel.

General

25.
At least semi-annually, meet with the internal audit partner, the independent accountants, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

26.
Report Committee actions to the Board of Directors with such recommendations, as the Committee may deem appropriate. At the Chairman's option, the independent accountants should be made available to meet with the Board of Directors annually or when otherwise appropriate.

27.
Review and update the Committee's charter annually.

28.
The Audit Committee shall have the power to authorize investigations into any matters within the Committee's scope of responsibilities and hire outside resources and professionals in conjunction therewith.

29.
The Committee will perform such others functions as assigned by law, the corporation's bylaws, or the Board of Directors.

APPENDIX H

Corning Incorporated
Code of Conduct
For Directors and Executive Officers

    In my role as a Director or Executive Officer of Corning Incorporated, I certify that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct.

1.
I have read Our Code of Conduct, the code of business ethics that applies generally within the Company. I will abide by its standards in carrying out my role as a Director or Executive Officer of the Company. The Code of Business Ethics for Directors and Executive Officers incorporates the provisions of Our Code of Conduct, as supplemented by this document.

2.
I act with honesty and integrity, avoiding actual and apparent conflicts with the interests of Corning Incorporated. A conflict of interest would occur when an individual's private interest interferes—or even appears to interfere—with the interests of the Company as a whole. When any issue arises that may present an actual or apparent conflict, I will bring that issue to the attention of Corning's Chairman or General Counsel and seek a waiver or recuse myself from action on the particular matter.

3.
In acting on any business for Corning Incorporated, I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies, and will act as appropriate within my position to assure that the Company complies with such rules and regulations.

4.
I understand the requirement that the Company provide full, fair, timely and understandable disclosure to its external constituents (SEC, shareholders, reporting agencies) and will take that requirement into proper account in carrying out my duties as a Director or Executive Officer of the Company.

5.
I understand that insider trading on the basis of non-public material information is both unethical and illegal and will not be tolerated by the Company. As a Director or Executive Officer, I will abide by guidance from the Company regarding appropriate periods when trading in securities of the Company may be permitted, as well as periods when such trading is not permitted.

6.
I respect the confidentiality of Company information acquired in the course of my duties as a Director or Executive Officer of the Company. Confidential information of the Company or its customers may not be used for personal advantage. Confidential information includes all non-public information that might be of use to competitors, or harmful to the company or its customers, if disclosed.

7.
I understand that business opportunities within the scope of the business of the Company, as well as reasonable extensions of the scope of that business, represent corporate opportunities of Corning and may not be diverted for any separate personal purpose or benefit. I will not take for myself personally any opportunities that are discovered through the use of corporate property, information or position. I will not use corporate property, information or position for personal gain. I will not compete with the Company directly or indirectly. I will fulfill my duty to the company to advance its legitimate interests when the opportunity to do so arises.

8.
I understand that the Company has a duty to deal fairly with its customers, suppliers, competitors and employees. It is a principle of the Company that no employee should take unfair advantage of another through manipulation, concealment, abuse of privileged information, misrepresentation, or any other practice of unfair dealing.

9.
I understand that I have an obligation to protect the Company's assets and ensure their efficient use and, within the scope of my responsibilities as a Director or Executive Officer, will ensure that Company assets are used for legitimate business purposes.

10.
As a Director or Executive Officer, I recognize that the Company should proactively promote ethical behavior. Through its Code of Conduct, the Company encourages its employees to talk to supervisors, managers, Corporations General Counsel or the Corporate Controller when in doubt about the best course of action in a particular situation. The Company also encourages that employees report violations of laws, rules, regulations or the Code of Conduct to the General Counsel of the Corporation. In addition, the Company ensures that its employees know that there will be no retaliation for reports made in good faith. I adhere to and support these principles.

Dated:
Signed:

Corning Incorporated
Code of Ethics
For Chief Executive Officer and Financial Executives

    In my role as an executive of Corning Incorporated, I certify to you that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct.

To the best of my knowledge and ability:

1.
I act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

2.
I provide constituents with information that is accurate, complete, objective, relevant, timely, and understandable.

3.
I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies. I provide full, fair, accurate, timely, and understandable disclosure to my constituents and/or in reports provided to external constituencies (SEC, shareholders, reporting agencies, etc.).

4.
I act in good faith, responsibility, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.

5.
I respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of my work is not used for personal advantage.

6.
I share knowledge and maintain skills important and relevant to my constituents' needs.

7.
I proactively promote high integrity as a responsible member of my business team and/or in my work environment.

8.
I achieve responsible use of and control over all company assets and resources employed or entrusted to me.

Dated:
Signed:

Corning Incorporated

2000 Employee Equity Participation Program

1.    PURPOSE AND EFFECTIVE DATE

        a)    Purpose.    The Corning Incorporated 2000 Employee Equity Participation Program (the "Program" or "2000 Program") is intended to benefit the shareholders of Corning Incorporated ("Corning" or "the Corporation") by providing a means to attract, retain and reward key executives, managerial and technical employees (including officers and employees who are directors) as well as other persons who, while not employees, provide substantial advice or other assistance or services to the Corporation and its subsidiaries (those individuals, collectively, are referred to as "employees"). No non-employee member of the Corporation's Board of Directors (the "Board") shall be eligible to participate in the Program. The award of shares, or options to purchase shares of the Corporation's Common Stock, par value $.50 per share, ("Corning Common Stock" or "Shares") is designed to increase the recipient's proprietary interest in the Corporation's success; provide incentive compensation opportunities that are competitive with those of other similar companies; and more closely align the recipient's interests with the interests of shareholders of the Corporation. The 2000 Program shall consist of two plans: (a) the 2000 Stock Option Plan and (b) the 2000 Incentive Stock Plan (collectively, the "Plans").

        b)    Effective Date.    The Program shall become effective on the date it is approved by the affirmative vote of a majority of the votes cast at Corning's 2000 Special Meeting of Shareholders and will continue until the fifth anniversary of the Program's Effective Date. No shares may be optioned or awarded and no rights to receive shares may be granted after the expiration of the 2000 Program.

2.    ADMINISTRATION

        a)    Committee.    The Program shall be administered by a Committee, appointed by the Board (the "Committee"), which shall consist of no fewer than three of its members, all of whom shall be "outside directors" as such term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "non-employee directors" as such term is defined in Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Act"). The Committee shall select periodically the executive, managerial, technical and other employees who shall participate in the Program and the extent of their participation in any particular Plan under the Program and shall report such selections and levels of participation to the Board of Directors. The Committee may delegate certain responsibilities and powers with respect to matters not involving officers or non-employees of the Corporation to any executive officer or officers selected by it, except that only the Committee may grant awards or options to non-employees. The Committee may revoke any such delegation at any time.

        b)    Powers and Authority.    The Committee's powers and authority include, but are not limited to, the ability to: select employees, including employees of any subsidiary of the Corporation (or other similar entity in which the Corporation has ownership interest of at least 50%) or other entity which is not a subsidiary but as to which the Corporation possesses a direct or indirect ownership interest and has power to exercise management control, to receive awards under the Program; determine the types and terms and conditions of all awards granted, including performance and other earnout and/or vesting contingencies; permit transferability of options to eligible third parties; interpret the Program's provisions; and administer the Program in a manner that is consistent with its purpose (including the power to authorize an executive officer of the Corporation to make grants and awards under the Program within limits prescribed by the Committee).

        c)    Award Prices.    Awards denominated or made in Shares shall use as the per share price the mean between the high and low prices of Corning Common Stock on the New York Stock Exchange on the applicable date, or if Shares are not traded on such date, such mean price on the next preceding day on which such Shares are traded. The applicable date shall be the day on which the award is granted (or other relevant transaction occurs).

        d)    No Repricing, Cancellation, or Re-Grant of Stock Options or Stock Appreciation Rights.    Except as provided for in Section 3(d) (relating to adjustment of Shares), the per share exercise price of any stock option or stock appreciation right may not be decreased after the grant of the award, and a stock option or stock appreciation right may not be surrendered as consideration in exchange for the grant of a new award with a lower per share exercise price.

3.    SHARES SUBJECT TO THE PROGRAM AND ADJUSTMENTS

        a)    Shares Available for Delivery.    The Shares subject to options, grants or incentive stock rights under the Program shall be Shares, either authorized but unissued or issued and held in treasury or such other securities as may be issued by the Corporation in substitution therefor. Subject to Section 3(d), the total amount of Shares which may be (i) sold pursuant to options granted under the 2000 Stock Option Plan and (ii) granted, or issued pursuant to incentive stock rights awarded under the 2000 Incentive Stock Plan (subject to the additional share limit set forth in Section 3(b)) shall not exceed the following:

          (i)    For the period ending December 31, 2000, the maximum number available is 15,000,000 Shares plus the actual number of Shares available for option or grant under the 1998 Employee Equity Participation Program (the "1998 Program")(1,866,681 Shares at July 31, 2000 on a post-split basis, which Shares shall be available only for the grant of stock options);

          (ii)    For calendar years beginning January 1, 2001, on an annual basis, 3.5% of the Corporation's Common Stock outstanding as of the end of the preceding calendar year. Shares available for option or grant in a given year but not actually granted in such year may be carried over and used in a succeeding year.

          (iii)    The following Shares granted under the 1989 Employee Equity Participation Program, the 1994 Employee Equity Participation Program, the 1998 Program (collectively referred to as the "Prior Programs") or the 2000 Program shall be made available for subsequent grants or awards under the 2000 Program:

            (A)    Shares that are forfeited or expire for any reason,

            (B)    Shares that are withheld for the payment of taxes;

            (C)    Shares that are canceled without delivery; and

            (D)    Shares covered by an award (or portion of an award) that is settled in cash.

          (iv)    The following shall increase the maximum number of Shares available for option or grant under the Program:

            (A)    Shares tendered, either actually or by attestation, to the Corporation as full or partial payment to exercise a stock option under the Program or the Prior Programs;

            (B)    Shares issued or options granted through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of the Corporation acquiring, merging or consolidating with another entity; and

            (C)    Shares that are unallocated and available for grant under a stock plan assumed by the Corporation in connection with the merger, consolidation, or acquisition of another entity by the Corporation and/or its subsidiaries, based on the applicable exchange ratio.

2

        b)    Other Program Limits.    Subject to Section 3(d), the following additional maximums are imposed under the Program:

          (i)    The maximum number of Shares that may be issued in conjunction with stock options intended to comply with Section 422 of the Code ("Incentive Stock Options") shall be 50,000,000;

          (ii)    The maximum number of Shares that may be issued in conjunction with the 2000 Incentive Stock Plan, as set forth in section 6 below, shall be 20,000,000 calculated as set forth in Section 3(a) above, except that Shares or a right to receive Shares granted with respect to the deferral of compensation under the Corporation's deferral plan (whether contributory or matching contributions) will not count towards this maximum;

          (iii)    The maximum aggregate number of Shares that may be granted to any one individual pursuant to Sections 5 and 6 with respect to stock awards not subject to the performance goals of Section 8 shall not exceed 1,500,000 per year, computed on a cumulative basis; and

          (iv)    The maximum annual stock and/or cash award (determined at the date of grant) for any performance period intending to qualify under Section 162(m) of the Code that may be made to any one individual is $15,000,000.

        c)    Payment Shares.    Subject to the limitations on the number of Shares that may be delivered under the Program overall and as set forth in Section 3(a) above, without regard to the Program limits as set forth in Section 3(b), the Committee may, in addition to granting awards under Sections 5 and 6, use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Corporation or its subsidiaries.

        d)    Adjustments for Corporate Transactions.

          (i)    The Committee may determine that a corporate transaction has affected the price per share of Corning Common Stock or the number of Shares outstanding such that an adjustment or adjustments to outstanding awards are required to preserve (or prevent enlargement of) the benefits or potential benefits intended at time of grant. For this purpose a corporate transaction will include, but is not limited to, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of Shares, or other similar occurrence. In the event of such a corporate transaction, the Committee may, in such manner as the Committee deems equitable, adjust (i) the number and kind of Shares which may be delivered under the Program pursuant to Sections 3(a) and 3(b); (ii) the number and kind of Shares subject to outstanding awards; and (iii) the exercise price of outstanding stock options and stock appreciation rights.

          (ii)    In the event that the Corporation is not the surviving company in a merger, consolidation or amalgamation with another company, or in the event of a liquidation or reorganization of the Corporation, and in the absence of the surviving corporation's assumption of outstanding awards made under the Program, the Committee may provide for appropriate adjustments and/or settlements of such grants either at the time of grant or at a subsequent date. The Committee may also provide for adjustments and/or settlements of outstanding awards as it deems appropriate and consistent with the Program's purpose.

4.    TYPES OF AWARDS

        a)    General.    An award may be granted singularly, in combination with another award or awards or in tandem whereby exercise or vesting of one award held by a participant cancels another award held by the participant. Awards shall be evidenced by agreements in such form as the Committee may

3

from time to time approve and containing the terms set forth below and such other terms not inconsistent therewith. The types of awards that may be granted under the Program include:

          (i)    Stock Option.    A stock option, granted under the 2000 Stock Option Plan as set forth in Section 5 below, represents a right to purchase a specified number of Shares during a specified period at a price per share that is not less than 100% of the per share amount stipulated by Section 2(c).

          (ii)    Stock Appreciation Right.    A stock appreciation right is a right to receive a payment in cash, Shares or a combination (as determined by the Committee), equal to the excess of the aggregate market price at time of exercise of a specified number of Shares over the aggregate exercise price of the stock appreciation right being exercised. Stock appreciation rights are granted under the 2000 Stock Option Plan as set forth in Section 5 below.

          (iii)    Stock Award.    A stock award is a grant of Shares or of a right to receive Shares (or their cash equivalent or a combination of both) in the future awarded under the 2000 Incentive Stock Plan as set forth in Section 6 below. The award may be subject to such conditions, restrictions and contingencies as the Committee shall determine. Such conditions, restrictions and contingencies may include continuous service and/or the achievement of performance goals established by the Committee as set forth in Section 8 of the Program consistent with the requirements for deductibility of payments under Section 162(m) of the Code.

          (iv)    Cash Award.    A cash award is a right denominated in cash or cash units to receive a cash payment under the 2000 Incentive Stock Plan set forth in Section 6 below, based on the attainment of pre-established performance goals or to a minimum restriction and/or forfeiture period and such other conditions, restrictions and contingencies as the Committee may determine. The performance goals to be used by the Committee for such awards shall be those as set forth in Section 8 of the Program consistent with the requirements for deductibility of payments under Section 162(m) of the Code.

5.    2000 STOCK OPTION PLAN

        a)    General.    The Committee may from time to time grant options, including, but not limited to, performance-based stock options and Incentive Stock Options to purchase Shares. No stock option shall be outstanding for more than 10 years. The Committee may also provide that options may not be exercised in whole or in part for any period or periods of time. With respect to Incentive Stock Options, the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all Incentive Stock Option plans of the Corporation or any parent or Subsidiary of the Corporation) shall not exceed $100,000. The Shares covered by a stock option may be purchased by means of a cash payment or such other means as the Committee may from time to time permit, including, without limitation, any of: (i) tendering (either actually or by attestation) Shares valued using the market price set forth in Section 2(c) at the time of exercise, and (ii) authorizing a third party to sell Shares (or a sufficient portion thereof) acquired upon exercise of a stock option and to remit to the Corporation a sufficient portion of the sale proceeds to pay for all the Shares acquired through such exercise and any tax withholding obligations resulting from such exercise. The Committee may establish rules permitting an optionee paying the purchase price of an option in already-owned, freely transferable, unencumbered Shares to receive new options to purchase Shares at the then current market price for the same number of Shares surrendered upon exercise of the original option and payment of related withholding taxes. In no circumstance will the Shares subject to the new option granted be exercisable within twelve months of the date of exercise of the original option or have a life beyond that of the original option.

4

        b)    Stock Appreciation Rights.    The Committee may grant stock appreciation rights which permit an optionee to receive in cash or Common Stock (as determined by the Committee) an amount equal to the difference between the fair market value on the date of grant and the market price of the Common Stock on the date the right is exercised. The longest term a stock appreciation right may be outstanding shall be ten years.

        c)    Assignments.    Options are not assignable or transferable except for limited circumstances such as death and, with the consent of the Committee, to certain family members to assist with estate planning. The Committee may establish rules and procedures to permit an optionee to defer recognition of gain upon the exercise of a stock option.

        d)    Rights of optionees.    An optionee shall have no rights as a shareholder with respect to shares covered by his option to purchase until the date of the issuance or transfer of the shares to him and only after such shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance or transfer, except as provided in Section 3(d).

6.    2000 INCENTIVE STOCK PLAN

        The Committee may from time to time award Shares of Incentive Stock or "incentive stock rights" to eligible employees, subject to such conditions, restrictions and contingencies as the Committee shall determine.

          a)    "Incentive Stock" shall be shares of the Corporation's Common Stock awarded pursuant to the terms of the 2000 Incentive Stock Plan.

          b)    An "incentive stock right" shall, subject to the terms, conditions and limitations of this Section 6, give the holder thereof the right to receive in consideration of services performed for, but without payment of cash to, the Corporation for such Shares, cash or a combination of the two as the Committee may determine.

          c)    The Committee shall from time to time select, and report to the Board of Directors, (i) the individual employees who are to receive shares of Incentive Stock or incentive stock rights, or a combination thereof, (ii) the number of shares of Incentive Stock a designated employee is to receive, either directly or upon maturation of an incentive stock right, (iii) whether ownership of, or any portion of, such shares of incentive stock is to be vested in the designated employee without the possibility of forfeiture or other restrictions at the time of the Committee's action or at one or more specified dates in the future, (iv) whether ownership of such, or any portion of such, shares of Incentive Stock is to be vested in the designated employee at the time of the Committee's action, but subject to the possibility of forfeiture or other restrictions, and (v) the specific dates from the date of the Committee's award over which the possibility of forfeiture or other restrictions are to lapse.

          d)    Dividends and Dividend Equivalents. An award may contain the right to receive dividends or dividend equivalent payments, which may be paid either currently or credited to a participant's account. Any such crediting of dividends or dividend equivalents or reinvestment in Shares may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credit amounts in share equivalents.

          e)    The Committee may determine the minimum restriction and/or forfeiture period for shares awarded to participants.

5

7.    PAYMENTS

        Awards or options may be settled through cash payments, the delivery of Shares, and/or the granting of awards or options, or combination thereof, as the Committee shall determine. Any award or option settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred share equivalents. The Committee may also permit, subject to such rules and procedures as it may establish, an optionee to defer recognition of gain upon exercise of an option to purchase Shares.

8.    PRE-ESTABLISHED PERFORMANCE GOALS

        The performance goals that may be used by the Committee shall be: operating profits (including EBITDA), net profits, cash flow, earnings per share, profit returns and margins, revenues, shareholder return and/or value, stock price, return on capital, market value or economic value added, and working capital. Performance goals may be measured solely on a corporate, subsidiary, division, or business unit basis, or a combination thereof. Performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Nevertheless, the Compensation Committee may choose different performance measures for executive officers if the shareholders otherwise approve, if tax laws or regulations change so as not to require shareholder approval of different measures in order to deduct the related cash or stock payment for federal income tax purposes or if the Compensation Committee determines that it is in the Corporation's best interest to grant awards not satisfying the requirements of Section 162(m) or any successor law. Profit, earnings and revenues used for any performance goal measurement shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial performance appearing in the Corporation's annual report to shareholders for the applicable year. For awards under this Program intended to be "performance-based compensation," the grant of the awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m).

9.    PROGRAM AMENDMENT AND TERMINATION

        a)    Amendments.    The Board may amend the Program, or either Plan thereunder, as it deems necessary and appropriate to better achieve the Program's purposes; provided, however, that (i) the limitations set forth in Sections 3(a) and 3(b) cannot be increased and (ii) the minimum stock option and stock appreciation right exercise prices set forth in Section 2(c) cannot be changed unless such an amendment is approved by the Corporation's shareholders. With the consent of the employee affected, the Committee may amend outstanding agreements evidencing awards under the Program in a manner not inconsistent with the terms of the Program or either of its Plans.

        b)    Program Suspension and Termination.    The Board may suspend or terminate the Program or either of its Plans at any time. Any such suspension or termination shall not of itself impair any outstanding option or award granted under the Program or a participant's rights regarding such option or award.

6

10.    TAX WITHHOLDING.

        All distributions under the Program are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Shares or other benefits under the Program on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of Shares which the Participant already owns, or through the surrender of Shares to which the Participant is otherwise entitled under the Program.

11.    CANCELLATION AND REPAYMENT

        Notwithstanding anything in the Program to the contrary, the Committee may, in its sole discretion, in the event of a breach of contract or a serious breach of conduct by an employee or former employee (including, without limitation, any conduct prejudicial to or in conflict with the Corporation or its subsidiaries), or any activity of any employee or former employee in competition with any of the businesses of the Corporation or any subsidiary,

          a)    cancel any outstanding award granted to such employee or former employee, in whole or in part, whether or not vested or deferred, and/or

          b)    if such conduct or activity occurs within two years (or such shorter period as the Committee, in its discretion, may determine) before or after the exercise or payment of an award, require such employee or former employee to repay to the Corporation any gain realized or payment received upon the exercise or payment of such award (with such gain or payment valued as of the date of exercise or payment).

        Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the fair market value of Shares on the day prior to the date of payment and the Committee may provide for an offset to any future payments owed by the Corporation or any subsidiary to the employee or former employee if necessary to satisfy the repayment obligation. The determination of whether an employee or former employee has engaged in a breach of contract or a serious breach of conduct or any activity in competition with any of the businesses of the Corporation or any subsidiary shall be determined by the Committee in good faith and in its sole discretion.

12.    MISCELLANEOUS

        a)    Termination of Employment and Death.    The Committee may establish rules regarding stock grants and awards in the event of termination of employment by reason of death, total and permanent disability, retirement, spin-off or similar event.

        b)    No Individual Rights.    No person shall have any claim or right to be granted an award under the Program or either of its Plans. Neither the Program nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or to perform services for the Corporation or any subsidiary or related entity. The right to terminate the employment of or performance of services by any Program participant at any time and for any reason is specifically reserved to the employing entity.

        c)    Interpretation.    The Committee's interpretation and construction of any provisions of the Program of either of its Plans or any right, option or award granted or contract executed under it shall be final unless otherwise determined by the Board of Directors, which determination shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith.

7

        d)    Unfunded Program.    The Program and each Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Program shall not establish any fiduciary relationship between the Corporation and any participant or beneficiary of a participant.

        e)    Other Benefit and Compensation Programs.    Unless otherwise specifically determined by the Committee, settlements of awards received by participants under the Program shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments or benefits from any of the Corporation's benefit plans or severance program. The Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate.

        f)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Program. The Committee shall determine whether cash shall be paid in lieu of any fractional Shares.

        g)    Governing Law.    The validity, construction and effect of the Program and any award, agreement or other instrument issued under it shall be determined in accordance with the laws of the State of New York without reference to principles of conflict of law.

IN WITNESS WHEREOF, the Corporation has caused this document covering the Program and its Plans to be executed by its duly authorized officer this             day of November, 2000.

CORNING INCORPORATED
By:
Title:

8

Corning Incorporated

2003 Variable Compensation Plan

1.    PURPOSE

        The purpose of the Corning Incorporated 2003 Variable Compensation Plan (the "Plan") is to motivate and reward performance with tax deductible payments to those executive officers of Corning Incorporated ("Corning" or the "Corporation") subject to Section 162(m) of the Internal Revenue of 1986, as amended, and to the regulations and rulings promulgated thereunder (the "Code").

2.    EFFECTIVE DATE AND TERM

        The Plan shall be effective for Corning's 2003 fiscal year upon approval by Corning's shareholders and will continue for each subsequent fiscal year through 2007 unless earlier terminated by Corning's Board of Directors (the "Board").

3.    PARTICIPANTS

        The individuals who may receive payments under the Plan, based on performance for any fiscal year while the Plan is in effect, shall be those persons employed by the Corporation at the end of each fiscal year who constitute the Corporation's chief executive officer and all other highly compensated executive officers whose compensation may be subject to the scope of Section 162(m) of the Code.

4.    COMMITTEE ADMINISTRATION

        The Plan shall be administered by a committee appointed by the Board of Directors and consisting of at least three non-employee directors, each of whom satisfies the requirements for an "outside director" as that term is defined under Section 162(m) of the Code. The Committee shall have the sole authority and discretion to administer and interpret the Plan in good faith to satisfy the requirements for tax deductibility of payments in accordance with Section 162(m) of the Code. Such authority shall include selection of the performance criteria for any applicable fiscal year and the individual participants. Decisions of the Committee shall be final, conclusive and binding on all parties including the Corporation, its stockholders and participants, and their personal representatives, beneficiaries and heirs.

5.    PERFORMANCE CRITERIA

        The Committee shall select the performance criterion or criteria for each individual participant for any fiscal year during the first fiscal quarter of such year and the formula or formulae for determining the amount of payment that the Committee may award for performance during such year. The performance criteria which the Committee may use are: operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, cashflow, revenues, returns on assets, equity or investments, shareholder return and/or value, working capital and stock price. Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect corporate performance alone or performance relative to the performance of a peer group of entities or other external measure of the criteria selected. Profit, earnings and revenues used for any performance criteria measurements shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial performance appearing in the Corporation's annual report to shareholders for the applicable year.

6.    PERFORMANCE GOALS

        Prior to the end of the first quarter of each fiscal year the Plan is in effect, the Committee shall establish in writing the performance goals, based on one or more of the performance criteria set forth in Section 5, and payment schedules or formulae tied to such goals for the individuals described in Section 3.

7.    PAYMENTS

        The Committee shall certify in writing the attainment of the applicable performance goals before making any payments for the applicable performance year. The Committee, at its sole discretion, may reduce the amount of payment below that determined using the applicable performance criteria or formulae for a given participant. No participant may receive an aggregate payment for a fiscal year's performance in excess of $5,000,000. Payments may be made in cash, stock options or shares of common stock of the Corporation or any combination thereof. If any payments are made in the form of common stock or stock options of the Corporation, the value thereof shall be determined as the mean of the high and low prices of the common stock as of the date the Committee certifies the attainment of performance goals and the number of shares so issued or shares underlying any stock options so issued shall be deducted from the number of shares available for issue under the Corporation's 2000 Employee Equity Participation Program (or subsequent Program then in effect).

8.    PAYMENT DEFERRALS

        The Committee may mandate and/or permit the deferral of all or a portion of any payment earned under the Plan. Deferred payment accounts may be denominated in: cash amounts with the crediting of interest; phantom mutual fund accounts; or common stock equivalent unit accounts, provided that any crediting of interest or dividend equivalents shall not cause the eventual payment to be nondeductible under Section 162(m) of the Code as determined in good faith by the Committee at the time of such crediting.

9.    AMENDMENT; TERMINATION

        The Board of Directors may amend, modify or terminate the Plan as it deems appropriate to serve the Plan's purposes, subject to shareholder approval to the extent required by Section 162(m) of the code, other applicable law or the rules of any applicable stock exchange.

10.    SECTION 162(M)

        All payments under this Plan are designed to satisfy the special requirements for performance-based compensation set forth in Section 162(m) of the Code, and the Plan shall be so construed. If a provision of the Plan causes the payment to fail to satisfy these special requirements, it shall be deemed amended to satisfy the requirements to the extent permitted by law and subject to Committee approval.

11.    OTHER INCENTIVE PLANS

        The Board may provide that persons specified in Section 3 may participate in and receive payments under other incentive compensation plans, programs and arrangements maintained by the Corporation, as it deems appropriate and necessary.

12.    NO TRUST

        The Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and any affiliate and a Participant or any other person.

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To the extent that any person acquires a right to receive payments from the Corporation or any affiliate pursuant to this Plan, such right shall not be greater than the right of any unsecured general creditor of the Corporation or of any affiliate.

13.    GOVERNING LAW

        The validity, construction and effect of the Plan and any agreements or other instruments issued under it shall be determined in accordance with the laws of New York without reference to the principles of conflict of laws.

14.    SEVERABILITY

        If any portion of this Plan is deemed to be void, that portion of the Plan, and that portion only, will be deemed void. All other provisions of the Plan will remain in effect.

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Corning Incorporated

2003 Equity Plan for Non-Employee Directors

1.    THE PLAN

        a)    Purpose.    This Corning Incorporated 2003 Equity Plan for Non-Employee Directors (the "Plan") is intended to benefit the shareholders of Corning Incorporated (the "Corporation") by providing a means to attract, retain and reward outstanding non-employee directors of the Corporation ("Directors") who can and do contribute to the longer-term financial success of the Corporation and to increase their proprietary interest in the Corporation.

        b)    Effective Date.    The Plan will become effective upon its approval by the affirmative vote of a majority of the votes cast at the Corporation's 2003 Annual Meeting of Shareholders and shall continue until April 30, 2010.

2.    ADMINISTRATION

        a)    Committee.    The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board"), provided, however, that from time to time the Board may assume, at its sole discretion, administration of the Plan.

        b)    Powers and Authority.    The Committee's powers and authority include, but are not limited to: permitting transferability of awards to eligible third parties for estate planning purposes; interpreting the Plan's provisions; and administering the Plan in a manner that is consistent with its purpose. The Committee's decision in carrying out the Plan and its interpretation and construction of any provisions of the Plan or any award or option granted or agreement or other instrument executed under it shall be final and binding upon all persons. No members of the Board shall be liable for any action or determination made in good faith in administering the Plan.

        c)    Awards and Award Prices.    All grants of Shares (as hereinafter defined) or options to purchase Shares as more fully described in Section 5 (an "Award") shall be determined by the Board, in such type and magnitude, and subject to such terms and conditions (including vesting and forfeiture rules), as it shall determine. All Awards denominated or made in shares of Common Stock, par value $.50, of the Corporation (the "Shares") shall use as the per Share price the mean between the high and low price of a Share on the New York Stock Exchange on the applicable date as determined by the Board or Committee, or if Shares are not traded on such date, the mean between the high and low price on the next preceding day on which such Shares are traded. The applicable date shall be the day on which the Award is granted.

3.    ELIGIBILITY

        Only Directors of the Corporation who at the time an Award is made meet the following criteria shall be eligible to receive Awards under the Plan: (a) the Director is not, and has not been for at least three years, an employee or officer of the Corporation or any subsidiary of the Corporation, and (b) the Director is a "outside director" as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any similar rule which may subsequently be in effect.

4.    SHARES SUBJECT TO THE PLAN AND ADJUSTMENTS

        a)    Maximum Shares Available for Delivery.    Subject to adjustments under Section 4(c), the maximum number of Shares that may be delivered to Directors and their beneficiaries under the Plan shall be 750,000. Any Shares covered by an Award (or portion of an Award) granted under the Plan, which is forfeited or canceled or expires, shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Likewise, if any stock option is exercised by tendering Shares, either actually or by attestation, to the Corporation as full or partial payment for such exercise under this Plan, only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

        b)    Adjustments for Corporate Transactions.

          (i)    The Committee may determine that a corporate transaction has affected the price per Share or the number of Shares outstanding such that an adjustment or adjustments to outstanding awards are required to preserve (or prevent enlargement of) the benefits or potential benefits intended at the time of an Award. For this purpose a corporate transaction will include, but is not limited to, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, or other similar occurrence. In the event of such a corporate transaction, the Committee may, in such manner as the Committee deems equitable, adjust (i) the number and kind of shares which may be delivered under the Plan pursuant to Section 4(a); (ii) the number and kind of shares subject to outstanding Awards; and (iii) the exercise price of outstanding stock options.

          (ii)  In the event that the Corporation is not the surviving Corporation of a merger, consolidation or amalgamation with another Corporation, or in the event of a liquidation or reorganization of the Corporation, and in the absence of the surviving corporation's assumption of outstanding Awards made under the Plan, the Committee may provide for appropriate adjustments and/or settlements of such grants either at the time of grant or at a subsequent date. The Committee may also provide for adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purpose in the event of any other change-in-control of the Corporation.

5.    TYPES OF AWARDS

        a)    General.    An Award may be granted singularly, in combination with another Award or in tandem whereby exercise or vesting of one Award held by a Director cancels another Award held by the Director. The types of Awards that may be granted under the Plan include:

        b)    Stock Option.    A stock option represents a right to purchase a specified number of Shares during a specified period at a price per Share which is no less than one hundred percent (100%) of the per Share amount stipulated by Section 2(c). The Shares covered by a stock option may be purchased by means of a cash payment of the exercise price and any required withholding tax or such other means as the Committee may from time to time permit, including, without limitation, one or more of: (i) tendering Shares valued using the market price at the time of exercise, (ii) authorizing a third party to sell Shares (or a sufficient portion thereof) acquired upon exercise of a stock option and to remit to the Corporation a sufficient portion of the sale proceeds to pay for all the Shares acquired through such exercise and any tax withholding obligations resulting from such exercise prior to the issuance of the Shares by the Corporation; or (iii) any combination of the above. All options shall be non-qualified options.

        No option granted under the Plan may have an expiration later than ten years after its grant. Each option will terminate in its entirety on the earliest of (1) the third anniversary of the date on which the grantee ceased to be a Corning Director, (2) the date on which written notice of termination of the option is given to the former Director (or such later date as is specified in that notice), and (3) the option's expiration date.

        c)    Stock Award.    A stock award is a grant of Shares or of a right to receive Shares (or their cash equivalent or a combination of both) in the future, subject to such conditions, restrictions and contingencies as the Committee shall determine.

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6.    STOCK AWARD SETTLEMENTS AND PAYMENTS

        a)    Dividends and Dividend Equivalents.    A Stock Award may contain the right to receive dividends or dividend equivalent payments that may be paid either currently or credited to a Director's account. Any such crediting of dividends or dividend equivalents or reinvestment in Shares may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Share equivalents.

        b)    Payments.    Stock Awards may be settled through cash payments, the delivery of Shares, the granting of Awards or combination thereof, as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Share equivalents.

7.    PLAN AMENDMENT AND TERMINATION

        a)    Amendments.    The Board may amend this Plan as it deems necessary and appropriate to better achieve the Plan's purpose, provided, however, that: (i) the Share limitation set forth in Section 4 cannot be increased, and (ii) the minimum stock option exercise price set forth in Section 2, cannot be changed unless such a plan amendment is properly approved by the Corporation's shareholders.

        b)    Plan Suspension and Termination.    The Board may suspend or terminate this Plan at any time. Any such suspension or termination shall not of itself impair any outstanding Award granted under the Plan or the applicable Director's rights regarding such Award.

8.    MISCELLANEOUS

        a)    No Individual Rights.    No person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Director the right to be re-nominated or to continue to serve the Corporation, any subsidiary or related entity, in such capacity.

        b)    Unfunded Plan.    The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Corporation and any Director or beneficiary of a Director. To the extent any person holds any obligation of the Corporation by virtue of an Award granted under the Plan, such obligation shall merely constitute a general unsecured liability of the Corporation and accordingly shall not confer upon such person any right, title or interest in any assets of the Corporation.

        c)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled.

        d)    Governing Law.    The validity, construction and effect of the Plan and any Award, agreement or other instrument issued under it shall be determined in accordance with the laws of the State of New York without reference to principles of conflict of law.

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CONTROL NUMBER
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DESIGNATION (IF ANY)
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Annual Meeting Proxy Card

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

Please mark your vote as indicated in this example. ☒

	For	Withhold		For	Withhold
01 — James B. Flaws	☐	☐	05 — Peter F. Volanakis	☐	☐
02 — James R. Houghton	☐	☐	06 — Jeremy R. Knowles	☐	☐
03 — James J. O'Connor	☐	☐
04 — Deborah D. Rieman	☐	☐

B    Issues

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain
2. Proposal to approve the adoption of the 2003 Variable Compensation Plan.	☐	☐	☐	To Discontinue receiving duplicate Annual Reports, please mark the box to the right with an X.	☐
3. Proposal to approve the adoption of the 2003 Equity Plan for Non-Employee Directors.	☐	☐	☐	If you plan on attending the meeting, please mark the box to the right with an X.	☐
4. Proposal to approve the amendment of the 2000 Employee Equity Participation Program.

C    Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy—Corning Incorporated

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2003 MEETING OF SHAREHOLDERS
APRIL 24, 2003

The undersigned hereby appoints James B. Flaws, James R. Houghton and Wendell P. Weeks and each of them, proxies with full power of substitution, to vote as designated on the reverse side, on behalf of the undersigned all shares of Stock which the undersigned may be entitled to vote at the Meeting of Shareholders of Corning Incorporated on April 24, 2003, and any adjournments thereof, with all powers that the undersigned would possess if personally present. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES AND ALL LISTED PROPOSALS.

(THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)

Internet and Telephone Voting Instructions

You can vote by telephone or Internet! Available 24 Hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)			To vote using the Internet		To Vote by Mail
•	Call toll free 1-866-516-0979 in the United States or Canada at any time on a touch tone telephone. There is NO CHARGE to you for the call.		•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY	•	Mark, sign and date the proxy card.
•	Enter the Holder Account Number (excluding the letter 'C') and Proxy Access Number located below.		•	Enter the information requested on your computer screen and follow the simple instructions.	•	Return the proxy card in the postage-paid envelope provided.
•	Follow the simple recorded instructions.
	Option 1:	To vote as the Board of Directors recommends on ALL proposals: Press 1.
When asked, please confirm your vote by pressing 1.
	Option 2:	If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.
HOLDER ACCOUNT NUMBER C0123456789				PROXY ACCESS NUMBER 12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 11:59 P.M., Eastern Time the day before the cut-off date or meeting date.

THANK YOU FOR VOTING

      Printed on recycled paper using soybean ink

QuickLinks

  Please Note the Accompanying Proxy Statement and Proxy Card
  Notice of Annual Meeting
  To Shareholders of Corning Incorporated
  Proxy Statement
  Voting by Proxy
  Voting Procedures
  Nominees for Election as Directors
Nominees for Election for Terms Expiring in 2006
Nominee For Election For Term Expiring in 2004
Directors Whose Terms Will Expire in 2005
Directors Whose Terms Will Expire in 2004
  Security Ownership of Certain Beneficial Owners
  Report of the Compensation Committee of the Board of Directors on Executive Compensation
  Other Significant Actions in 2002
  Conclusion
  Performance Graph
Comparison of Five-Year Cumulative Total Return Among Corning Incorporated, S&P 500, S&P Communications Equipment, and S&P Manufacturing (Diversified) Companies (Fiscal Years Ending December 31)
  Executive Compensation
Summary Compensation Table
  Arrangements with Named Executive Officers
Option/SAR Grants in Last Fiscal Year(1)
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values(1)
  Pension Plan
Years of Service
  Equity Compensation Plan Information
  Approval of the 2003 Variable Compensation Plan
  Proposed 2003 Variable Compensation Plan
  Adoption of the 2003 Equity Plan for Non-Employee Directors
  Proposed 2003 Equity Plan for Non-Employee Directors
  Adoption of the amendment of the 2000 Employee Equity Participation Program
  Proposed amendment of the 2000 Employee Equity Participation Program
  Matters Relating to Directors
  Matters Relating to the Audit Committee
  Shareholder Proposals
  Section 16(a) Beneficial Ownership Reporting Compliance
  Code of Ethics
  Other Matters
  APPENDIX A
Charter for the Compensation Committee of the Board of Directors of Corning Incorporated
  APPENDIX B
Corning Incorporated Corporate Governance Guidelines
  APPENDIX C
Charter of the Corporate Relations Committee of the Board of Directors of Corning Incorporated
  APPENDIX D
Corning Incorporated Finance Committee of the Board of Directors Finance Committee Charter
  APPENDIX E
Corning Incorporated Pension Committee of the Board of Directors Pension Committee Charter
  APPENDIX F
Charter for the Nominating and Corporate Governance Committee of the Board of Directors of Corning Incorporated
  APPENDIX G
Corning Incorporated Audit Committee of the Board of Directors Audit Committee Charter
  APPENDIX H
Corning Incorporated Code of Conduct For Directors and Executive Officers
Corning Incorporated 2000 Employee Equity Participation Program
Corning Incorporated 2003 Variable Compensation Plan
Corning Incorporated 2003 Equity Plan for Non-Employee Directors